UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2013

Date of reporting period :	November 1, 2012 — October 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PJMDX

Putnam Absolute Return 500 Fund®

Annual report
10 | 31 | 13

A world of investing.™

Putnam INVESTMENTS

ABSOLUTE RETURN FUNDS are designed for a wide range of investors and pursue positive returns with less volatility over time than more traditional funds.

Putnam
Absolute Return
500 Fund®

Annual report
10 | 31 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Important notice regarding Putnam’s privacy policy	17

Trustee approval of management contract	18

Financial statements	25

Federal tax information	91

About the Trustees	92

Officers	94

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. Stock and bond prices in the portfolio may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. The fund’s active trading strategy may lose money or not earn a return sufficient to cover associated trading and other costs. Use of leverage through derivatives adds risk by increasing investment exposure. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. Commodities have market, political, regulatory, and natural conditions risks. Investments in small and/or midsize companies may experience greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund may not achieve its goal, and it is not intended to be a complete investment program. The fund’s effort to produce lower-volatility returns may not be successful and may make it more difficult at times for the fund to achieve its targeted return. Under certain market conditions, the fund may accept greater-than-typical volatility to seek its targeted return. You can lose money by investing in the fund. The fund’s prospectus lists additional risks.

Message from the Trustees

Dear Fellow Shareholder:

In the final months of 2013, we continue to see business conditions as generally positive for well-diversified investment portfolios. Financial markets have shown surprising resilience in the face of recent headwinds, most notably the confrontation over the federal budget and debt ceiling, which took a toll on the economy during October. With Congressional negotiations now continuing into 2014, there is hope that lawmakers may reach an agreement beneficial to the economy, even as investors remain alert to the risk of additional disruption.

Fortunately, equity markets have easily overcome recent obstacles. Supported by generally solid corporate earnings and healthy balance sheets, stock market gains to this point are far above the long-term average for a single year. International stocks have also performed well, particularly in Europe and Japan. While bonds have lagged behind stocks, many fixed-income sectors have advanced, reminding investors of the need for flexible and selective approaches. The sting of rising interest rates has been felt primarily by Treasuries and other government bonds.

At Putnam, we believe markets in flux can often provide the best opportunity for realizing the benefits of financial advice and active portfolio management. An experienced advisor can help investors stay focused on their long-term goals without getting distracted by daily economic and political events. Challenging times also call for innovative and alternative investment strategies managed by experts. In seeking returns for fund shareholders, Putnam’s investment professionals engage in fundamental research, active investing, and risk management strategies.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who has retired from the Board of Trustees, for her 20 years of dedicated service.

Putnam Absolute Return 500 Fund®

Pursuing positive returns with low volatility

Unlike more traditional funds, Putnam Absolute Return Funds seek positive returns above inflation while employing strategies that may produce lower volatility over time. Freed from the constraints of a traditional benchmark, the 500 Fund can invest in a wide range of securities.

The fund's management team has experience in absolute return investing over market cycles.

Featured
from left to right:

James A. Fetch
(industry since 1994)

Robert J. Kea, CFA®
(industry since 1988)

Joshua B. Kutin, CFA®
(industry since 1998)

Robert J. Schoen
(industry since 1990)

Jason R. Vaillancourt, CFA®
(industry since 1993)

The fund is not intended to outperform stocks and bonds during strong market rallies.

Absolute return funds can add investment flexibility to portfolios.

Absolute return funds can pursue a wide range of investments and strategies.

	Absolute return funds	Traditional bond funds	Traditional balanced funds	U.S. stock funds	International stock funds
Absolute flexibility Free to change holdings rather than follow one market or asset class	●				
Defines positive return targets Pursues targeted returns above inflation over a full market cycle (three years or more)	●				
Available strategies					
U.S. bonds	●	●	●		
U.S. stocks	●		●	●	
Foreign bonds	●	●	●		
Foreign stocks	●		●		●
Emerging markets	●				●
Commodities	●				
Hedging strategies	●	●			●
REITs	●				
Cash	●				

All funds involve different levels of risk, have different fees and expenses, and have different objectives that you should consider before investing. See the fund's prospectus for complete details.

The 500 Fund has been less volatile than stocks.

The fund has pursued active strategies to seek to reduce risk.

Standard deviation of returns since fund inception 12/23/08–10/31/13

Treasury bills 0.05%
Putnam Absolute Return 500 Fund® 3.84%
Bonds 2.85%
Stocks 15.92%

Class A shares before sales charge. Stocks are represented by the S&P 500 Index, an unmanaged index of common stock performance. Treasury bills are represented by the BofA Merrill Lynch U.S. Treasury Bill Index, an unmanaged index that tracks the performance of U.S.-dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Bonds are represented by the Barclays U.S. Aggregate Bond Index, an unmanaged index of U.S. investment-grade fixed-income securities. You cannot invest directly in an index. Standard deviation measures how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio. Past performance is not indicative of future results.

2 Absolute Return 500 Fund

Absolute Return 500 Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 3, 5, and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

The fund is not expected to outperform during periods of market rallies.

4	Absolute Return 500 Fund

Interview with your fund’s portfolio manager

Bob, how would you describe the market environment and the fund’s performance for the annual period ended October 31, 2013?

Despite the many macroeconomic and political headwinds throughout the period, equity markets rallied strongly over the past 12 months, with the Dow Jones Industrial Average and the S&P 500 Index hitting then-record highs. Meanwhile, in a rising interest-rate environment, bond markets experienced mixed results. Overall, economies in the United States and Europe continued to mend. That said, volatility punctuated the period, triggered by the Federal Reserve’s talk of tapering its stimulus program and the ongoing political stalemate in Washington.

Within the Absolute Return portfolio, we can be selective about market risk. During the fund’s fiscal year, while equities rallied strongly, our volatility-reducing strategies curbed performance. In down markets, these curbs can help stave off losses, but when the market is rallying strongly the fund generally does not participate as much in the upside growth. Our fixed-income investments also helped performance somewhat, with a preference for credit risk over interest-rate risk proving beneficial.

How would you describe the environment for capital markets during the period?

Equity markets experienced several sharp shifts during the period. In the fall of 2012,

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/13. See pages 3, 4, and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

Absolute Return 500 Fund	5

Wall Street focused on the U.S. fiscal cliff. This created investor anxiety and market volatility. In the first months of the reporting period, U.S. stocks were flat. After a lackluster fourth quarter of 2012, stocks advanced in early 2013, with few meaningful pullbacks and limited volatility. However, the leading sectors were defensive ones, including consumer staples and health care. This may have been an indication that investors, while willing to return to equities, remained cautious and skeptical about the prospects for U.S. economic growth.

Then, in the spring, markets began to experience weaker performance. This was linked to the Fed’s talk of reducing its massive quantitative easing [QE] program in the May–June time frame. After Fed Chairman Ben Bernanke clarified his comments, stating that no tapering would occur until the U.S. economy gained a solid footing, markets rallied in July. In August, the Syrian crisis sparked more volatility with the threat of U.S. military intervention. By September, the Syrian crisis had faded, creating a rally in equity markets once again. In September, the Fed decided at its policy meeting to continue its bond-buying program at the pace of $85 billion per month, noting a more uneven economic climate than it had expected based on a weak September unemployment report along with the potential for fiscal discord in Washington. This sent equity prices even higher.

Investors began trying to assess when the central bank would begin scaling back its bond purchases. Chairman Bernanke indicated that the board could still make its first reduction in purchases before year-end. However, he stressed that the Fed is looking for confirmation of a pickup

Allocations are shown as a percentage of the fund’s net assets as of 10/31/13. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Allocations may not total 100% because the table includes the notional value of derivatives (the economic value for purposes of calculating period payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

6	Absolute Return 500 Fund

in economic growth, sustained job gains, and proof that the inflation rate is moving toward the central bank’s 2% target. Then, beginning on October 1, a 16-day partial U.S. government shutdown took place, creating further uncertainty.

What are some strategies you pursued in the portfolio?

Absolute Return 500 Fund seeks to earn a positive total return that exceeds the rate of inflation by 500 basis points [or 5.00%] on an annualized basis over a reasonable period of time [generally at least three years or more] regardless of market conditions. Within the equity portion of the portfolio, the way we curb volatility in the portfolio did not allow us to participate as much in the market’s upside. The fund’s stock holdings performed well on a risk-adjusted basis and generally had positive results, but lagged market averages during the robust rally.

In the portfolio, we target less volatile, or “low-beta,” stocks. We regularly conduct research and analysis of historical market trends and patterns. One anomaly we have found is that low-beta stocks have historically provided better risk-adjusted returns for longer time periods than does the overall market. However, our strategy of implementing put and call equity index options to help offset the volatility of the stock holdings hurt performance. During the period, with a sustained rise in the equity markets, the call options traded “in the money,” which had the effect of reducing the fund’s upside equity returns.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 10/31/13. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Absolute Return 500 Fund	7

Looking for stocks with low-beta characteristics fits well with our overall absolute return strategy, because we place a strong emphasis on keeping volatility low and pursuing better returns on a risk-adjusted basis than investors typically experience in funds that take on greater market exposure.

Could you provide some background on “non-directional” strategies? What are they, and how do you use them?

Non-directional describes a host of strategies that we believe can deliver positive returns regardless of the direction markets take — whether up, down, or sideways. These strategies can help reduce the fund’s overall volatility, diversify our sources of return, and contribute to our goal of greater consistent performance.

Here’s an example: Currency strategies that benefit from movements in exchange rates have a low correlation with stock and bond market movements, but can generate returns for the fund. There were also several relative value trades within the portfolio that performed well over the 12-month period, including a long U.S. equity, short emerging-market position and a long position in a basket of high free-cash-flow companies against broader equity markets. Overall, our non-directional strategies were among the smallest contributors to results during the period.

What were some strategies and positions that you pursued in the portfolio during the reporting period?

During the period, the portfolio was fairly well diversified. During the first half of the period, we had a significant position in U.S. equities

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Allocations may not total 100% because the table includes the notional value of derivatives (the economic value for purposes of calculating period payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

8	Absolute Return 500 Fund

that favored stocks that have been less volatile than the overall market. In addition, the fund held a wide range of fixed-income positions, and a small position in commodities. Outside of these market directional strategies, the fund pursued a number of strategies designed to be independent of market direction. Later in the period, as the debt ceiling and government shutdown situations played out in Washington, we removed much of the fund’s directional exposure and shifted the portfolio to favor non-directional strategies. We have since been increasing directional risk as those issues have been, at least temporarily, addressed.

What’s your opinion of the Fed’s decision not to taper its $85-billion-a-month stimulus program at its September meeting?

At some point, the Fed needs to ease up on the monetary stimulus pedal. We believe monetary easing is not sustainable in the long term. But until the economic data meaningfully improves, the central bank has said all along that it will not reduce the stimulus. That’s where we find ourselves today. During the period, whenever the Fed communicated to markets that it may reduce stimulus, the market often reacted negatively. This is the challenge that the central bank faces. I do, however, believe that markets are growing more comfortable with the idea of tapering.

What is your outlook for the market environment?

Across the board, equity valuations have become somewhat stretched. I am still constructive on equities. Markets like to have a clear view, and I believe we lack clarity right now. Over the past few years, markets have dealt with sovereign defaults, the fiscal cliff, the government shutdown, health-care reform, and the Fed tapering, among other issues.

Still, corporate balance sheets look solid and earnings are decent, but there is little top-line growth. I do not believe that we will experience as strong growth in the stock

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

Absolute Return 500 Fund	9

markets in 2014 as we did in 2013. In the bond markets, it’s hard to see rates going much higher or lower. Although it has been a long process, I also think that the U.S. and European economies are slowly healing. Growth in the United States looks to be on track, while Europe appears to be emerging from recession. As a result, we believe the Fed will begin tapering its bond buying in the near future, provided the markets maintain the overall stability they have recently exhibited. In this environment, we will continue to focus on achieving tactical returns for shareholders.

Thank you, Bob, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert J. Kea is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Bentley University Graduate School of Business and a B.A. from the University of Massachusetts, Amherst. A CFA charterholder, he joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch; Joshua B. Kutin, CFA; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

IN THE NEWS

With stocks rallying and interest rates increasingly volatile, investors are pouring money into equity-based mutual funds. For the first nine months of 2013, inflows into stock funds more than quadrupled, compared with the same time period in 2012, according to the Strategic Insight Monthly Fund Industry Review. U.S. equity funds attracted over $168 billion versus $31 billion during the first three quarters of 2012, while international stock funds garnered over $163 billion in comparison with nearly $50 billion a year ago. Investors are on track in 2013 to invest the most money in equity mutual funds since 2000, according to investment research firm TrimTabs. Meanwhile, fixed-income investors have tapped the brakes, with year-to-date inflows of about $27 billion as of September 30, down from over $290 billion a year ago.

10	Absolute Return 500 Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2013, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/13

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(7/2/12)	(7/2/12)	(12/23/08)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Life of fund	24.98%	17.79%	20.52%	18.52%	20.52%	20.52%	21.97%	17.70%	23.51%	26.62%	26.68%	26.62%
Annual average	4.70	3.43	3.92	3.56	3.92	3.92	4.18	3.41	4.45	4.98	4.99	4.98

3 years	12.35	5.89	9.93	6.93	9.90	9.90	10.70	6.83	11.55	13.28	13.33	13.28
Annual average	3.96	1.93	3.21	2.26	3.20	3.20	3.45	2.23	3.71	4.24	4.26	4.24

1 year	2.49	–3.40	1.79	–3.21	1.70	0.70	1.95	–1.62	2.30	2.84	2.88	2.83

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 10/31/13

	BofA Merrill Lynch	Barclays U.S. Aggregate
	U.S. Treasury Bill Index	Bond Index	S&P 500 Index

Life of fund	0.85%	25.79%	126.24%
Annual average	0.17	4.84	18.31

3 years	0.37	9.32	58.36
Annual average	0.12	3.02	16.56

1 year	0.11	–1.08	27.18

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Absolute Return 500 Fund	11

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $12,052 ($11,852 with contingent deferred sales charge). Class C shares would have been valued at $12,052, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $11,770. A $10,000 investment in the fund’s class R, class R5, class R6, and class Y shares would have been valued at $12,351, $12,662, $12,668, and $12,662, respectively.

Fund price and distribution information For the 12-month period ended 10/31/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	1		—	—	1		1	1	1	1

Income	$0.070		—	—	$0.018		$0.047	$0.080	$0.085	$0.099

Capital gains	—		—	—	—		—	—	—	—

Total	$0.070		—	—	$0.018		$0.047	$0.080	$0.085	$0.099

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

10/31/12	$11.33	$12.02	$11.18	$11.17	$11.23	$11.64	$11.26	$11.38	$11.38	$11.38

10/31/13	11.54	12.24	11.38	11.36	11.43	11.84	11.47	11.62	11.62	11.60

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

12	Absolute Return 500 Fund

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/13

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(7/2/12)	(7/2/12)	(12/23/08)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Life of fund	23.68%	16.56%	19.36%	17.36%	19.46%	19.46%	20.80%	16.57%	22.22%	25.31%	25.37%	25.31%
Annual average	4.56	3.27	3.78	3.41	3.80	3.80	4.04	3.27	4.30	4.85	4.86	4.84

3 years	12.10	5.66	9.58	6.58	9.64	9.64	10.45	6.58	11.20	13.04	13.09	13.03
Annual average	3.88	1.85	3.10	2.15	3.12	3.12	3.37	2.15	3.60	4.17	4.19	4.17

1 year	1.07	–4.74	0.36	–4.64	0.36	–0.64	0.61	–2.91	0.87	1.42	1.46	1.41

See the discussion following the Fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Net expenses for the fiscal year
ended 10/31/12*†	1.15%	1.90%	1.90%	1.65%	1.40%	0.90%	0.86%	0.90%

Total annual operating expenses for
the fiscal year ended 10/31/12†	1.17%	1.92%	1.92%	1.67%	1.42%	0.96%	0.86%	0.92%

Annualized expense ratio for
the six-month period ended
10/31/13**‡	1.11%	1.86%	1.86%	1.61%	1.36%	0.86%	0.80%	0.86%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 6/30/14.

† Other expenses for class R5 and R6 shares have been annualized. Other expenses for class A, B, C, M, R, and Y have been restated to reflect current fees.

** For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes a decrease of 0.04% from annualizing the performance fee adjustment for the six months ended 10/31/13.

Absolute Return 500 Fund	13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2013, to October 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.58	$9.34	$9.34	$8.09	$6.84	$4.33	$4.03	$4.33

Ending value (after expenses)	$995.70	$992.20	$991.30	$993.00	$994.80	$997.40	$996.60	$997.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2013, use the following calculation method. To find the value of your investment on May 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.65	$9.45	$9.45	$8.19	$6.92	$4.38	$4.08	$4.38

Ending value (after expenses)	$1,019.61	$1,015.83	$1,015.83	$1,017.09	$1,018.35	$1,020.87	$1,021.17	$1,020.87

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14	Absolute Return 500 Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

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Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. Treasury Bill Index tracks the performance of U.S.-dollar-denominated U.S. Treasury bills, which represent obligations of the U.S. government having a maturity of one year or less, and is intended as an approximate measure of the rate of inflation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2013, Putnam employees had approximately $414,000,000 and the Trustees had approximately $99,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Absolute Return 500 Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Absolute Return 500 Fund	17

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2013, subject to certain changes in these contracts noted below. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by

18	Absolute Return 500 Fund

Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered changes to the management contracts of all funds that are organized as series of Putnam Funds Trust, including your fund, that were proposed by Putnam Management in an effort to consolidate the contracts of these funds into three separate contracts based on the structure of each fund’s management fee. The Independent Trustees’ approval of these consolidated management contracts was based on their conclusion that the changes were purely for administrative convenience and would not result in any substantive change to the terms of a fund’s existing management contract with Putnam Management or any reduction in the nature and quality of services provided to your fund.

The Trustees also considered administrative revisions to your fund’s sub-management and sub-advisory contracts. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. Putnam Management also recommended that the sub-advisory contract be revised to reflect the closure of PAC’s Tokyo office and the termination of PAC’s non-discretionary investment adviser’s license with respect to that office. The Independent Trustees’ approval of these recommendations was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability,

Absolute Return 500 Fund	19

or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. In addition, through at least June 30, 2014, Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) to the extent that expenses of your fund (before any performance adjustment to the fund’s management fee and excluding brokerage, interest, taxes, investment-related expenses, extraordinary expenses, payments under the fund’s distribution plans and acquired fund fees and expenses) would exceed 0.90% of the fund’s average net assets. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the

20	Absolute Return 500 Fund

most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by

Absolute Return 500 Fund	21

Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, which commenced operations on December 23, 2008, the Trustees considered information about the total return of your fund and your fund’s performance relative to its internal benchmark over the one-year and three-year periods ended December 31, 2012. Your fund’s class A shares’ return net of fees and expenses was positive over the one-year and three-year periods, exceeded its targeted return over the one-year period, and trailed its targeted return over the three-year period. The Trustees did not find any evidence of underperformance that would suggest a need for concern regarding the investment process for your fund. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam

22	Absolute Return 500 Fund

Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Consideration of your fund’s interim management contract and the continuance of the fund’s sub-management and sub-advisory contract

Following the Trustees’ approval of the continuance of your fund’s management, sub-management and sub-advisory contracts, on October 8, 2013, The Honourable Paul G. Desmarais passed away. Mr. Desmarais, both directly and though holding companies, controlled a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. Upon his death, Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, causing the fund’s existing management, sub-management and sub-advisory contracts to terminate automatically. On October 18, 2013, the Trustees approved your fund’s interim management contract and the continuance of your fund’s sub-management and sub-advisory contracts to address this possibility and to avoid disruption of investment advisory and other services provided to your fund. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting to be held in early 2014.

In considering whether to approve your fund’s interim management contract and new definitive management contract and the continuance of your fund’s sub-management and sub-advisory contracts, the Trustees took into account that they had most recently approved the annual continuation of the fund’s previous management, sub-management and sub-advisory contracts at their meeting in June 2013, as described above. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the sub-management and sub-advisory contracts were identical to the previous sub-management and sub-advisory contracts, respectively, except for the effective dates and initial terms. Because the proposed

Absolute Return 500 Fund	23

contracts were substantially identical to the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their prior approval of these contracts. In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

• Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais, Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

24	Absolute Return 500 Fund

Financial statements

A note about your fund’s auditors

A non-U.S. member firm in PricewaterhouseCoopers LLP’s (“PwC”) global network of firms has an investment in certain non-U.S. funds now affiliated with Putnam Investments as a result of the July 2013 acquisition of the funds’ advisor by Putnam’s parent company, Great-West Lifeco Inc. The investment consists of pension plan assets for the benefit of the member firm’s personnel. The investment is inconsistent with the requirements of the Securities and Exchange Commission’s auditor independence rules. Your fund has been informed by PwC that to address this issue, the member firm is in the process of selecting different advisors not affiliated with Putnam to manage the relevant pension plans and transferring the plans’ assets to such advisors. None of the member firm’s personnel is on the PwC audit team for your fund, and none of the members of the audit team participates in the member firm’s pension plans. Based on its knowledge of the facts and its experience with PwC, the Audit and Compliance Committee of your fund’s Board of Trustees concluded that the investment by the PwC member firm would not affect PwC’s ability to render an objective audit opinion to your fund. Based on this conclusion and consideration of the potential risks that the disruption of a change of auditors could present, the Audit and Compliance Committee determined that PwC should continue to act as auditors for your fund.

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Absolute Return 500 Fund	25

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Absolute Return 500 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Absolute Return 500 Fund (the “fund”) at October 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2013 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 16, 2013

26	Absolute Return 500 Fund

The fund’s portfolio 10/31/13

COMMON STOCKS (30.2%)*	Shares	Value

Basic materials (0.7%)
Bemis Co., Inc.	13,400	$534,660

International Flavors & Fragrances, Inc.	9,481	783,605

Packaging Corp. of America	14,000	871,920

PPG Industries, Inc.	11,199	2,044,713

Sherwin-Williams Co. (The)	8,080	1,519,040

Sigma-Aldrich Corp.	5,600	484,008

		6,237,946
Capital goods (1.2%)
Ball Corp.	17,742	867,406

Boeing Co. (The)	12,000	1,566,000

General Dynamics Corp.	16,200	1,403,406

Lockheed Martin Corp.	7,880	1,050,719

Northrop Grumman Corp.	13,394	1,439,989

Raytheon Co.	17,934	1,477,224

Rockwell Collins, Inc.	6,800	474,844

Roper Industries, Inc.	5,764	730,933

United Technologies Corp.	11,100	1,179,375

		10,189,896
Communication services (0.9%)
AT&T, Inc.	52,400	1,896,880

CenturyLink, Inc.	22,200	751,692

IAC/InterActiveCorp.	19,997	1,067,640

SBA Communications Corp. Class A †	5,700	498,579

Verizon Communications, Inc.	65,896	3,328,407

		7,543,198
Conglomerates (2.1%)
3M Co.	29,700	3,737,745

Danaher Corp.	28,400	2,047,356

General Electric Co.	50,700	1,325,298

Marubeni Corp. (Japan)	474,000	3,697,325

Mitsubishi Corp. (Japan)	176,700	3,561,674

Mitsui & Co., Ltd. (Japan)	226,900	3,230,550

		17,599,948
Consumer cyclicals (4.8%)
Advance Auto Parts, Inc.	5,499	545,391

Amazon.com, Inc. †	12,417	4,520,161

AutoZone, Inc. †	2,410	1,047,603

Dillards, Inc. Class A	7,800	639,444

Dollar General Corp. †	12,500	722,250

Dollar Tree, Inc. †	15,184	886,746

Ecolab, Inc.	22,872	2,424,432

Equinix, Inc.	7,764	502,098

Home Depot, Inc. (The)	50,500	3,933,445

Kimberly-Clark Corp.	24,119	2,604,852

Macy’s, Inc.	9,900	456,489

MasterCard, Inc. Class A	6,300	4,517,730

McGraw-Hill Cos., Inc. (The)	16,413	1,143,658

MSC Industrial Direct Co., Inc. Class A	3,699	282,493

Absolute Return 500 Fund	27

COMMON STOCKS (30.2%)* cont.	Shares	Value

Consumer cyclicals cont.
O’Reilly Automotive, Inc. †	7,600	$940,956

Omnicom Group, Inc.	16,752	1,140,979

PetSmart, Inc.	7,635	555,523

Priceline.com, Inc. †	2,617	2,757,873

Ross Stores, Inc.	12,900	997,815

Scripps Networks Interactive Class A	6,700	539,350

Target Corp.	30,838	1,997,994

Time Warner, Inc.	44,100	3,031,434

Towers Watson & Co. Class A	4,500	516,645

Tractor Supply Co.	10,600	756,310

Verisk Analytics, Inc. Class A †	9,309	637,853

Viacom, Inc. Class B	26,649	2,219,595

Wal-Mart Stores, Inc.	2,600	199,550

		40,518,669
Consumer staples (3.6%)
Altria Group, Inc.	62,800	2,338,044

Church & Dwight Co., Inc.	9,900	644,985

Coca-Cola Co. (The)	13,200	522,324

Colgate-Palmolive Co.	37,700	2,440,321

Dunkin’ Brands Group, Inc.	7,200	343,296

General Mills, Inc.	42,900	2,163,018

Hershey Co. (The)	13,500	1,339,740

ITOCHU Corp. (Japan)	321,000	3,845,602

JM Smucker Co. (The)	6,300	700,623

Kellogg Co.	19,900	1,258,675

Kraft Foods Group, Inc.	12,300	668,874

McDonald’s Corp.	10,500	1,013,460

Panera Bread Co. Class A †	2,444	385,956

PepsiCo, Inc.	22,300	1,875,207

Philip Morris International, Inc.	17,094	1,523,417

Procter & Gamble Co. (The)	15,800	1,275,850

Reynolds American, Inc.	26,600	1,366,442

Starbucks Corp.	35,308	2,861,713

Sumitomo Corp. (Japan)	264,600	3,430,947

		29,998,494
Energy (2.5%)
Chevron Corp.	46,045	5,523,558

ConocoPhillips	22,800	1,671,240

Diamond Offshore Drilling, Inc.	7,800	483,054

EQT Corp.	9,700	830,417

Exxon Mobil Corp.	86,002	7,707,499

Noble Energy, Inc.	10,800	809,244

Oceaneering International, Inc.	9,000	772,920

Phillips 66	24,600	1,584,978

Spectra Energy Corp.	31,106	1,106,440

		20,489,350
Financials (4.6%)
Alleghany Corp. †	2,900	1,175,718

Allied World Assurance Co. Holdings AG	7,282	788,568

28	Absolute Return 500 Fund

COMMON STOCKS (30.2%)* cont.	Shares	Value

Financials cont.
American Express Co.	19,500	$1,595,100

Arch Capital Group, Ltd. †	12,100	701,316

Arthur J Gallagher & Co.	21,000	996,450

Bank of Hawaii Corp.	27,619	1,601,350

Berkshire Hathaway, Inc. Class B †	7,138	821,441

BlackRock, Inc.	3,500	1,052,835

Chubb Corp. (The)	21,399	1,970,420

Cullen/Frost Bankers, Inc.	29,200	2,067,068

Discover Financial Services	54,600	2,832,648

Essex Property Trust, Inc. R	2,600	418,600

Everest Re Group, Ltd.	8,736	1,343,073

Federal Realty Investment Trust R	3,997	414,089

Health Care REIT, Inc. R	13,700	888,445

IntercontinentalExchange, Inc. †	9,200	1,773,116

JPMorgan Chase & Co.	16,800	865,872

Northern Trust Corp.	26,700	1,506,414

PartnerRe, Ltd.	11,000	1,102,310

People’s United Financial, Inc.	164,097	2,367,920

Public Storage R	7,300	1,218,881

Rayonier, Inc. R	8,111	381,379

RenaissanceRe Holdings, Ltd.	9,562	896,055

Simon Property Group, Inc. R	13,100	2,024,605

T. Rowe Price Group, Inc.	28,000	2,167,480

Tanger Factory Outlet Centers R	6,900	240,465

Validus Holdings, Ltd.	19,648	775,703

Visa, Inc. Class A	16,300	3,205,721

Wells Fargo & Co.	21,400	913,566

		38,106,608
Health care (3.8%)
Abbott Laboratories	38,565	1,409,551

AbbVie, Inc.	39,365	1,907,234

AmerisourceBergen Corp.	25,789	1,684,795

Amgen, Inc.	20,200	2,343,200

Becton, Dickinson and Co.	10,200	1,072,326

Bristol-Myers Squibb Co.	44,800	2,352,896

C.R. Bard, Inc.	9,127	1,243,280

Cardinal Health, Inc.	32,974	1,934,255

Eli Lilly & Co.	27,399	1,365,018

Henry Schein, Inc. †	10,200	1,146,786

Johnson & Johnson	16,100	1,491,021

McKesson Corp.	20,313	3,175,734

Merck & Co., Inc.	72,300	3,260,007

Perrigo Co.	3,299	454,899

Pfizer, Inc.	168,200	5,160,376

Quest Diagnostics, Inc.	16,400	982,524

Ventas, Inc. R	15,100	985,124

		31,969,026

Absolute Return 500 Fund	29

COMMON STOCKS (30.2%)* cont.	Shares	Value

Technology (4.5%)
Analog Devices, Inc.	26,158	$1,289,589

Apple, Inc.	17,159	8,963,004

Avago Technologies, Ltd.	26,832	1,218,978

Google, Inc. Class A †	4,017	4,139,840

Harris Corp.	9,400	582,424

Honeywell International, Inc.	34,900	3,026,877

IBM Corp.	27,519	4,931,680

Intuit, Inc.	27,545	1,966,988

L-3 Communications Holdings, Inc.	6,241	626,908

Linear Technology Corp.	26,500	1,090,210

Maxim Integrated Products, Inc.	32,200	956,340

Microsoft Corp.	48,019	1,697,472

Motorola Solutions, Inc.	22,200	1,387,944

Paychex, Inc.	38,600	1,631,236

Texas Instruments, Inc.	60,300	2,537,424

Xilinx, Inc.	27,900	1,267,218

		37,314,132
Transportation (0.7%)
C.H. Robinson Worldwide, Inc.	10,100	603,374

Copa Holdings SA Class A (Panama)	2,797	418,263

J. B. Hunt Transport Services, Inc.	6,421	481,768

Southwest Airlines Co.	48,127	828,747

United Parcel Service, Inc. Class B	32,286	3,171,777

		5,503,929
Utilities and power (0.8%)
Consolidated Edison, Inc.	31,700	1,845,574

DTE Energy Co.	25,592	1,769,431

Kinder Morgan, Inc.	24,100	850,971

Pinnacle West Capital Corp.	15,423	864,151

SCANA Corp.	20,800	969,904

		6,300,031

Total common stocks (cost $184,410,804)		$251,771,227

MORTGAGE-BACKED SECURITIES (14.5%)*	Principal amount	Value

Agency collateralized mortgage obligations (6.8%)
Federal Home Loan Mortgage Corp.
IFB Ser. 2990, Class LB, 16.501s, 2034	$172,911	$231,350
IFB Ser. 3859, Class SG, IO, 6.526s, 2039	627,278	89,933
IFB Ser. 3860, Class SP, IO, 6.426s, 2040	1,091,182	161,560
IFB Ser. 3856, Class PS, IO, 6.426s, 2040	835,987	116,014
IFB Ser. 3861, Class PS, IO, 6.426s, 2037	1,006,745	151,092
IFB Ser. 3708, Class SQ, IO, 6.376s, 2040	4,305,018	741,324
IFB Ser. 3907, Class KS, IO, 6.376s, 2040	1,911,466	321,320
IFB Ser. 3708, Class SA, IO, 6.276s, 2040	7,853,677	1,324,915
IFB Ser. 3232, Class KS, IO, 6.126s, 2036	1,127,546	118,392
IFB Ser. 4104, Class S, IO, 5.926s, 2042	622,018	132,709
IFB Ser. 3116, Class AS, IO, 5.926s, 2034	1,103,725	81,803
IFB Ser. 4240, Class SA, IO, 5.826s, 2043	5,647,408	1,220,631

30	Absolute Return 500 Fund

MORTGAGE-BACKED SECURITIES (14.5%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corp.
IFB Ser. 4245, Class AS, IO, 5.826s, 2043	$6,016,783	$1,361,117
IFB Ser. 3964, Class SA, IO, 5.826s, 2041	5,384,645	835,051
IFB Ser. 3852, Class NT, 5.826s, 2041	3,051,458	3,053,441
IFB Ser. 3752, Class PS, IO, 5.826s, 2040	2,055,602	313,705
IFB Ser. 311, Class S1, IO, 5.776s, 2043	6,901,541	1,544,910
IFB Ser. 308, Class S1, IO, 5.776s, 2043	3,186,344	757,649
IFB Ser. 314, Class AS, IO, 5.716s, 2043	1,837,774	407,823
Ser. 3632, Class CI, IO, 5s, 2038	219,491	16,477
Ser. 3626, Class DI, IO, 5s, 2037	67,881	1,544
Ser. 4122, Class TI, IO, 4 1/2s, 2042	1,939,043	382,573
Ser. 3747, Class HI, IO, 4 1/2s, 2037	278,211	26,889
Ser. 4116, Class MI, IO, 4s, 2042	4,184,889	834,406
Ser. 304, Class C53, IO, 4s, 2032	2,465,968	369,082
Ser. 304, IO, 3 1/2s, 2027	1,931,889	236,173
Ser. 304, Class C37, IO, 3 1/2s, 2027	1,428,597	177,960
Ser. 4158, Class TI, IO, 3s, 2042	6,065,835	840,907
Ser. 4165, Class TI, IO, 3s, 2042	5,155,340	718,654
Ser. 4183, Class MI, IO, 3s, 2042	2,285,464	317,222
Ser. T-8, Class A9, IO, 0.468s, 2028	273,113	2,902
Ser. T-59, Class 1AX, IO, 0.274s, 2043	631,792	7,848
Ser. T-48, Class A2, IO, 0.212s, 2033	933,987	9,194
Ser. 3206, Class EO, PO, zero %, 2036	66,269	59,014
Ser. 3175, Class MO, PO, zero %, 2036	56,637	49,902
FRB Ser. T-54, Class 2A, IO, zero %, 2043	379,360	59

Federal National Mortgage Association
IFB Ser. 05-74, Class NK, 26.649s, 2035	85,992	142,533
IFB Ser. 05-45, Class DA, 23.796s, 2035	319,675	485,182
IFB Ser. 11-4, Class CS, 12.56s, 2040	1,216,806	1,445,875
IFB Ser. 12-96, Class PS, IO, 6.53s, 2041	2,691,481	519,913
IFB Ser. 12-75, Class SK, IO, 6.48s, 2041	3,568,864	679,405
IFB Ser. 12-75, Class KS, IO, 6.38s, 2042	1,959,718	362,979
IFB Ser. 10-35, Class SG, IO, 6.23s, 2040	3,139,061	561,798
IFB Ser. 12-132, Class SB, IO, 6.03s, 2042	1,579,239	239,397
IFB Ser. 13-92, Class SA, IO, 5.78s, 2043	1,011,030	238,714
IFB Ser. 13-103, Class SK, IO, 5 3/4s, 2043	1,083,992	255,440
Ser. 13-101, Class SE, IO, 5.73s, 2043	1,463,526	371,370
IFB Ser. 13-102, Class SH, IO, 5.73s, 2043	1,359,293	305,841
Ser. 397, Class 2, IO, 5s, 2039	53,537	8,106
Ser. 398, Class C5, IO, 5s, 2039	295,073	37,681
Ser. 10-13, Class EI, IO, 5s, 2038	207,875	6,682
Ser. 418, Class C24, IO, 4s, 2043	2,221,000	479,610
Ser. 13-44, Class PI, IO, 4s, 2043	1,088,712	194,948
Ser. 12-124, Class UI, IO, 4s, 2042	4,653,474	875,784
Ser. 12-96, Class PI, IO, 4s, 2041	2,296,742	357,924
Ser. 406, Class 2, IO, 4s, 2041	181,058	32,536
Ser. 406, Class 1, IO, 4s, 2041	175,003	31,921
Ser. 409, Class C16, IO, 4s, 2040	738,103	139,401

Absolute Return 500 Fund	31

MORTGAGE-BACKED SECURITIES (14.5%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 418, Class C15, IO, 3 1/2s, 2043	$4,533,000	$977,530
Ser. 417, Class C19, IO, 3 1/2s, 2033	1,936,126	288,754
Ser. 13-6, Class BI, IO, 3s, 2042	3,771,752	437,523
Ser. 13-35, Class IP, IO, 3s, 2042	3,911,332	477,763
Ser. 13-23, Class PI, IO, 3s, 2041	7,323,573	801,345
Ser. 13-55, Class MI, IO, 3s, 2032	2,768,677	392,211
Ser. 03-W10, Class 1, IO, 1.147s, 2043	226,456	7,378
Ser. 98-W5, Class X, IO, 0.865s, 2028	511,150	23,002
Ser. 98-W2, Class X, IO, 0.436s, 2028	1,767,359	102,728
Ser. 03-W1, Class 2A, IO, zero %, 2042	796,430	62

Government National Mortgage Association
IFB Ser. 11-61, Class CS, IO, 6.508s, 2035	6,964,232	1,004,590
Ser. 10-9, Class XD, IO, 6.425s, 2040	5,271,204	1,036,108
IFB Ser. 10-85, Class SE, IO, 6.378s, 2040	2,984,651	566,069
IFB Ser. 10-55, Class SG, IO, 6.328s, 2040	727,460	133,780
IFB Ser. 10-50, Class LS, IO, 6.328s, 2040	4,384,874	800,283
IFB Ser. 13-91, Class SP, IO, 6.128s, 2042	2,926,948	567,564
IFB Ser. 12-149, Class LS, IO, 6.078s, 2042	3,792,225	655,069
IFB Ser. 10-20, Class SE, IO, 6.078s, 2040	4,866,721	867,736
IFB Ser. 10-26, Class QS, IO, 6.078s, 2040	1,529,767	286,571
IFB Ser. 13-37, Class S, IO, 6.058s, 2043	938,762	164,753
IFB Ser. 13-113, Class SL, IO, 6.058s, 2042	1,102,783	202,550
IFB Ser. 13-87, Class AS, IO, 6.028s, 2043	1,470,299	249,745
IFB Ser. 13-87, Class SA, IO, 6.028s, 2043	2,211,146	378,234
IFB Ser. 13-124, Class SC, IO, 6.028s, 2041	5,334,272	908,800
IFB Ser. 10-120, Class SB, IO, 6.028s, 2035	210,057	19,390
IFB Ser. 13-129, Class SN, IO, 5.978s, 2043	1,187,650	194,193
IFB Ser. 13-102, Class AS, IO, 5.978s, 2043	1,229,889	238,648
IFB Ser. 13-99, Class SL, IO, 5.978s, 2043	2,572,437	477,573
IFB Ser. 13-129, Class CS, IO, 5.978s, 2042	2,527,495	451,840
IFB Ser. 10-20, Class SC, IO, 5.978s, 2040	4,031,414	716,221
IFB Ser. 13-134, Class DS, IO, 5.928s, 2043	2,265,473	392,742
IFB Ser. 12-77, Class MS, IO, 5.928s, 2042	1,707,974	398,983
IFB Ser. 13-99, Class VS, IO, 5.925s, 2043	1,177,942	212,689
IFB Ser. 11-146, Class AS, IO, 5.925s, 2041	2,457,907	500,415
Ser. 13-149, Class MS, IO, 5.922s, 2039	1,761,000	284,512
IFB Ser. 12-34, Class SA, IO, 5.878s, 2042	1,873,199	408,470
IFB Ser. 10-158, Class SA, IO, 5.878s, 2040	1,233,725	221,491
IFB Ser. 10-151, Class SA, IO, 5.878s, 2040	1,936,285	347,854
IFB Ser. 11-13, Class SB, IO, 5.778s, 2041	2,496,274	442,659
IFB Ser. 10-89, Class SD, IO, 5.758s, 2040	1,030,758	174,373
IFB Ser. 11-70, Class SN, IO, 5.725s, 2041	1,439,000	355,519
IFB Ser. 11-70, Class SH, IO, 5.715s, 2041	1,799,000	444,083
IFB Ser. 10-15, Class BS, IO, 5.608s, 2040	909,683	142,092
IFB Ser. 10-15, Class AS, IO, 5.588s, 2040	4,906,128	764,865
IFB Ser. 10-31, Class SA, IO, 5.578s, 2040	7,013,617	1,187,064
IFB Ser. 10-42, Class DS, IO, 5.528s, 2040	3,675,562	584,966

32	Absolute Return 500 Fund

MORTGAGE-BACKED SECURITIES (14.5%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 10-37, Class SG, IO, 5.528s, 2040	$380,409	$61,813
IFB Ser. 10-42, Class ES, IO, 5.508s, 2040	3,533,381	565,341
IFB Ser. 10-115, Class BS, IO, 5.228s, 2040	1,639,582	251,118
Ser. 13-3, Class IT, IO, 5s, 2043	1,969,217	410,698
Ser. 11-116, Class IB, IO, 5s, 2040	2,339,975	201,408
Ser. 10-35, Class UI, IO, 5s, 2040	1,897,946	394,297
Ser. 10-20, Class UI, IO, 5s, 2040	1,380,204	293,128
Ser. 10-9, Class UI, IO, 5s, 2040	7,575,693	1,553,661
Ser. 09-121, Class UI, IO, 5s, 2039	2,956,857	603,938
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	128,745	23,844
Ser. 10-35, Class AI, IO, 4 1/2s, 2040	1,208,904	247,070
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	3,228,726	671,941
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	4,151,957	862,511
Ser. 10-103, Class DI, IO, 4 1/2s, 2038	4,894,788	612,044
Ser. 13-24, Class PI, IO, 4s, 2042	1,700,428	320,752
Ser. 12-47, Class CI, IO, 4s, 2042	1,669,733	341,064
Ser. 13-102, Class IP, IO, 3 1/2s, 2043	2,341,749	339,905
Ser. 13-76, Class IO, IO, 3 1/2s, 2043	2,183,748	359,794
Ser. 13-79, Class PI, IO, 3 1/2s, 2043	4,414,402	679,023
Ser. 13-37, Class JI, IO, 3 1/2s, 2043	2,192,112	344,469
Ser. 13-14, Class IO, IO, 3 1/2s, 2042	3,178,951	462,919
Ser. 13-27, Class PI, IO, 3 1/2s, 2042	1,033,146	168,578
Ser. 12-92, Class AI, IO, 3 1/2s, 2042	1,223,070	212,337
Ser. 12-141, Class WI, IO, 3 1/2s, 2041	1,922,077	278,240
Ser. 12-71, Class JI, IO, 3 1/2s, 2041	1,929,916	257,076
Ser. 13-90, Class HI, IO, 3 1/2s, 2040	5,828,077	805,091

GSMPS Mortgage Loan Trust 144A
Ser. 99-2, IO, 0.809s, 2027	136,493	1,024
Ser. 98-3, IO, 0.14s, 2027	81,922	1,203
Ser. 98-2, IO, 0.011s, 2027	69,781	502
Ser. 98-4, IO, zero %, 2026	106,663	2,625

Structured Asset Securities Corp. 144A IFB Ser. 07-4, Class 1A3,
IO, 5.997s, 2045	796,102	139,318

		56,546,107
Commercial mortgage-backed securities (5.4%)
Banc of America Commercial Mortgage Trust
Ser. 06-4, Class AJ, 5.695s, 2046	221,000	225,650
Ser. 04-3, Class D, 5.61s, 2039	639,000	653,499
Ser. 06-6, Class A2, 5.309s, 2045	330,856	332,653
FRB Ser. 05-5, Class D, 5.223s, 2045	366,000	361,681
Ser. 04-4, Class B, 4.985s, 2042	563,000	576,345
Ser. 05-3, Class AJ, 4.767s, 2043	225,000	222,937
Ser. 07-1, Class XW, IO, 0.323s, 2049	3,662,976	28,839

Banc of America Commercial Mortgage Trust 144A
FRB Ser. 08-1, Class C, 6 1/4s, 2051	1,000,000	849,200
Ser. 03-1, Class J, 4.9s, 2036	939,166	938,508
Ser. 04-4, Class XC, IO, 0.823s, 2042	3,822,159	15,273
Ser. 02-PB2, Class XC, IO, 0.403s, 2035	1,462,541	15

Absolute Return 500 Fund	33

MORTGAGE-BACKED SECURITIES (14.5%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 07-PW17, Class AJ, 5.887s, 2050	$328,000	$311,600
FRB Ser. 06-PW12, Class AJ, 5 3/4s, 2038	544,000	569,299
FRB Ser. 06-PW11, Class AJ, 5.443s, 2039	596,000	614,253
Ser. 05-PWR7, Class D, 5.304s, 2041	375,000	344,063
Ser. 05-PWR9, Class C, 5.055s, 2042	215,000	200,402
Ser. 05-PWR9, Class AJ, 4.985s, 2042	123,000	126,087

Bear Stearns Commercial Mortgage Securities, Inc. 144A
FRB Ser. 06-PW11, Class B, 5.443s, 2039	2,473,000	2,467,807
FRB Ser. 06-PW11, Class C, 5.443s, 2039	200,000	192,860

Citigroup Commercial Mortgage Trust FRB Ser. 06-C4, Class B,
5.778s, 2049	703,000	667,991

Citigroup Commercial Mortgage Trust 144A FRB Ser. 12-GC8,
Class D, 4.878s, 2045	1,156,000	1,065,254

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
FRB Ser. 07-CD5, Class E, 6.119s, 2044	250,000	242,500

Commercial Mortgage Trust
FRB Ser. 07-C9, Class C, 5.8s, 2049	225,000	215,438
FRB Ser. 07-C9, Class D, 5.8s, 2049	300,000	282,000
Ser. 07-C9, Class AJ, 5.65s, 2049	617,000	648,529

Commercial Mortgage Trust 144A
FRB Ser. 12-LC4, Class D, 5.648s, 2044	652,000	628,398
FRB Ser. 13-CR6, Class D, 4.176s, 2046	260,000	221,107
FRB Ser. 13-CR8, Class D, 3.971s, 2046	400,000	330,771
FRB Ser. 07-C9, Class AJFL, 0.864s, 2049	640,000	563,200

Credit Suisse Mortgage Capital Certificates FRB Ser. 07-C4,
Class A2, 5.761s, 2039	487,017	487,884

CS First Boston Mortgage Securities Corp. Ser. 03-CPN1,
Class E, 4.891s, 2035	514,000	514,000

CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	510,650	561,715
Ser. 03-C3, Class AX, IO, 1.322s, 2038	504,356	5

DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.417s, 2044	811,000	800,727

First Union Commercial Mortgage Trust 144A Ser. 99-C1,
Class F, 5.35s, 2035	531,000	536,310

First Union National Bank Commercial Mortgage 144A
Ser. 01-C3, Class K, 6.155s, 2033	310,122	310,122

GE Capital Commercial Mortgage Corp.
Ser. 07-C1, Class A3, 5.481s, 2049	914,000	966,002
FRB Ser. 06-C1, Class AJ, 5.28s, 2044	232,000	222,655

GE Capital Commercial Mortgage Corp. 144A
FRB Ser. 04-C1, Class F, 5.088s, 2038	807,000	815,070
FRB Ser. 03-C2, Class H, 4.904s, 2037	1,231,000	1,246,388

GMAC Commercial Mortgage Securities, Inc. 144A FRB
Ser. 03-C2, Class F, 5.068s, 2040	262,781	262,781

Greenwich Capital Commercial Funding Corp.
FRB Ser. 05-GG3, Class E, 5.087s, 2042	243,000	224,848
FRB Ser. 05-GG3, Class D, 4.986s, 2042	189,000	189,557

34	Absolute Return 500 Fund

MORTGAGE-BACKED SECURITIES (14.5%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
GS Mortgage Securities Trust
FRB Ser. 04-GG2, Class D, 5.645s, 2038	$232,000	$235,698
Ser. 05-GG4, Class B, 4.841s, 2039	180,000	174,636

GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.638s, 2045	700,000	689,010
FRB Ser. GC10, Class D, 4.415s, 2046	491,000	432,375
Ser. 06-GG8, Class X, IO, 0.574s, 2039	39,956,004	719,208

JPMBB Commercial Mortgage Securities Trust FRB Ser. 13-C12,
Class D, 4.087s, 2045	400,000	336,547

JPMorgan Chase Commercial Mortgage Securities Corp.
FRB Ser. 07-CB20, Class AJ, 6.072s, 2051	888,000	907,181
FRB Ser. 06-LDP7, Class B, 5.863s, 2045	556,000	481,138
Ser. 06-LDP6, Class AJ, 5.565s, 2043	750,000	764,325
Ser. 02-C3, Class D, 5.314s, 2035	98,069	98,191
FRB Ser. 05-LDP3, Class D, 5.192s, 2042	274,000	263,862
FRB Ser. 04-CBX, Class B, 5.021s, 2037	181,000	179,659
Ser. 04-C3, Class B, 4.961s, 2042	427,000	448,094
FRB Ser. 05-LDP2, Class D, 4.941s, 2042	850,000	814,470
FRB Ser. 13-C10, Class D, 4.161s, 2047	235,000	200,338

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
FRB Ser. 07-CB20, Class B, 6.172s, 2051	298,000	292,606
FRB Ser. 07-CB20, Class C, 6.172s, 2051	501,000	467,999
FRB Ser. 01-C1, Class H, 5.626s, 2035	562,549	563,674
FRB Ser. 11-C3, Class E, 5.541s, 2046	203,000	210,024
FRB Ser. 04-CB8, Class F, 4.865s, 2039	500,000	445,000
FRB Ser. 12-LC9, Class E, 4.427s, 2047	375,000	329,768

JPMorgan Chase Commercial Mortgage Securities Trust FRB
Ser. 13-LC11, Class D, 4.243s, 2046	250,000	212,173

Key Commercial Mortgage Ser. 07-SL1, Class A2, 5.547s, 2040	138,278	135,526

LB-UBS Commercial Mortgage Trust
Ser. 07-C1, Class AJ, 5.484s, 2040	388,000	395,760
FRB Ser. 06-C6, Class C, 5.482s, 2039	324,000	309,420
Ser. 05-C7, Class C, 5.35s, 2040	474,000	487,746
FRB Ser. 05-C2, Class C, 5.204s, 2040	1,050,000	984,585
Ser. 07-C2, Class XW, IO, 0.538s, 2040	2,130,013	38,034
Ser. 07-C1, Class XW, IO, 0.417s, 2040	15,265,075	236,609

LB-UBS Commercial Mortgage Trust 144A FRB Ser. 03-C8,
Class K, 6.087s, 2037	675,925	677,142

Merrill Lynch Mortgage Trust
FRB Ser. 08-C1, Class AJ, 6.263s, 2051	282,000	294,182
FRB Ser. 05-CKI1, Class B, 5.28s, 2037	476,000	489,042
FRB Ser. 05-CIP1, Class C, 5.21s, 2038 F	351,000	316,009
Ser. 04-KEY2, Class D, 5.046s, 2039	250,000	250,275

Merrill Lynch Mortgage Trust 144A Ser. 05-MCP1, Class XC, IO,
0.59s, 2043	16,153,097	124,040

Merrill Lynch/Countrywide Commercial Mortgage Trust
Ser. 06-3, Class AJ, 5.485s, 2046	166,000	163,560

Absolute Return 500 Fund	35

MORTGAGE-BACKED SECURITIES (14.5%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Merrill Lynch/Countrywide Financial Corp. Commercial
Mortgage Trust Ser. 06-4, Class AJ, 5.239s, 2049	$401,000	$380,950

Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB
Ser. 13-C11, Class E, 4.42s, 2046	600,000	463,740

Morgan Stanley Capital I Trust
FRB Ser. 07-T27, Class AJ, 5.647s, 2042	337,000	361,904
Ser. 07-HQ11, Class C, 5.558s, 2044	242,000	210,322

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 5.246s, 2043	432,854	441,351

Morgan Stanley/Bank of America Merrill Lynch Trust 144A
Ser. 13-C8, Class D, 4.172s, 2048	389,000	321,314

Morgan Stanley/Bank of America/Merrill Lynch Trust 144A
Ser. 13-C10, Class D, 4.083s, 2046	200,000	159,582

UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class D, 4.958s, 2049	372,000	337,867
Ser. 13-C6, Class D, 4.355s, 2046	1,000,000	858,800

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 5.997s, 2045	248,000	238,898
Ser. 06-C24, Class AJ, 5.658s, 2045	549,000	529,401
Ser. 2004-C12, Class F, 5.29s, 2041	868,000	870,786
Ser. 06-C29, IO, 0.393s, 2048	38,390,961	451,862

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-C21, Class E, 5.239s, 2044	767,000	758,103
Ser. 07-C31, IO, 0.223s, 2047	60,438,462	387,184

Wells Fargo Commercial Mortgage Trust 144A FRB
Ser. 13-LC12, Class D, 4.305s, 2046	595,000	505,750

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C4, Class E, 5.248s, 2044	831,000	808,688
FRB Ser. 12-C10, Class D, 4.46s, 2045	622,000	556,640
FRB Ser. 13-C12, Class D, 4.358s, 2048	500,000	434,940
FRB Ser. 13-C11, Class D, 4.184s, 2045	373,000	310,989
FRB Ser. 13-C14, Class D, 4.003s, 2046	400,000	336,056

WFRBS Commercial Mortgage Trust 144A FRB Ser. 13-C15,
Class D, 4.486s, 2046	337,000	281,869

		45,209,125
Residential mortgage-backed securities (non-agency) (2.3%)
Banc of America Funding Corp.
FRB Ser. 06-G, Class 3A3, 5 3/4s, 2036	335,081	273,928
FRB Ser. 06-G, Class 2A5, 0.453s, 2036	1,232,035	1,068,790

Barclays Capital, LLC Trust
Ser. 12-RR10, Class 8A3, 15 3/4s, 2036	263,193	143,730
Ser. 12-RR10, Class 8A2, 4s, 2036	541,429	535,906
FRB Ser. 12-RR10, Class 9A2, 2.654s, 2035	220,000	192,390

Barclays Capital, LLC Trust 144A
FRB Ser. 12-RR11, Class 5A3, 11.386s, 2037	140,518	84,465
FRB Ser. 13-RR2, Class 3A2, 8.082s, 2036	390,000	360,750
FRB Ser. 11-RR6, Class 1A6, 2.813s, 2037	566,726	369,437
Ser. 09-RR7, Class 1A7, IO, 1.731s, 2046	12,887,433	430,924
Ser. 09-RR7, Class 2A7, IO, 1.572s, 2047	21,099,757	660,422

36	Absolute Return 500 Fund

MORTGAGE-BACKED SECURITIES (14.5%)* cont.		Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
Countrywide Alternative Loan Trust
Ser. 07-4CB, Class 1A5, 5 3/4s, 2037		$975,371	$847,403
Ser. 06-24CB, Class A11, 5 3/4s, 2036		462,788	379,255

IndyMac INDX Mortgage Loan Trust FRB Ser. 06-AR15, Class A1,
0.29s, 2036		687,316	511,363

Jefferies Resecuritization Trust 144A FRB Ser. 09-R7,
Class 12A2, 2.616s, 2036		1,134,304	913,115

Residential Accredit Loans, Inc.
FRB Ser. 06-QO7, Class 2A1, 0.998s, 2046		1,826,016	1,232,561
FRB Ser. 07-QH2, Class A1, 0.31s, 2037		2,032,309	1,537,442

WAMU Mortgage Pass-Through Certificates
Ser. 04-AR8, Class X, IO, PO, 1.678s, 2044		5,976,837	263,354
Ser. 05-AR11, Class X, IO, 1.515s, 2045		14,767,693	666,023
FRB Ser. 06-AR1, Class 2A1B, 1.218s, 2046		1,611,500	1,369,775
FRB Ser. 06-AR3, Class A1B, 1.148s, 2046		457,281	369,483
FRB Ser. 05-AR11, Class A1C3, 0.68s, 2045		2,628,286	2,168,336
FRB Ser. 2004-AR13, Class A1B2, 0.678s, 2034		587,499	528,749
FRB Ser. 05-AR13, Class A1C3, 0.66s, 2045		1,883,284	1,608,325
FRB Ser. 05-AR13, Class A1B3, 0.53s, 2045		234,001	205,921
FRB Ser. 05-AR15, Class A1B3, 0.51s, 2045		261,610	222,369

Wells Fargo Mortgage Backed Securities Trust
Ser. 05-11, Class 2A5, 5 1/2s, 2035		1,229,526	1,247,969
FRB Ser. 06-AR6, Class 7A2, 5.023s, 2036		1,076,130	1,043,846

			19,236,031

Total mortgage-backed securities (cost $116,604,797)			$120,991,263

CORPORATE BONDS AND NOTES (12.2%)*		Principal amount	Value

Basic materials (0.4%)
Alcoa, Inc. sr. unsec. unsub. notes 5.55s, 2017		$339,000	$365,574

ArcelorMittal sr. unsec. unsub. notes 6 1/8s, 2018 (France)		339,000	367,815

BHP Billiton Finance USA, Ltd. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2014 (Australia)		339,000	346,220

Cemex SAB de CV 144A company guaranty sr. FRN notes
4.999s, 2018 (Mexico)		1,500,000	1,537,500

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. notes
9s, 2019 (Australia)		445,000	582,857

Vale Overseas, Ltd. company guaranty sr. unsec. unsub. notes
6 1/4s, 2017 (Brazil)		395,000	443,865

			3,643,831
Capital goods (0.3%)
Boeing Capital Corp. sr. unsec. unsub. notes 4.7s, 2019		200,000	227,351

Boeing Co. (The) sr. unsec. unsub. notes 3 1/2s, 2015		252,000	261,790

Caterpillar Financial Services Corp. sr. unsec. notes 6 1/8s, 2014		616,000	626,561

Deere & Co. sr. unsec. notes 6.95s, 2014		252,000	259,905

KION Finance SA 144A sr. notes 6 3/4s, 2020 (Luxembourg)	EUR	145,000	215,884

Schaeffler Holding Finance BV 144A sr. unsec. notes 6 7/8s,
2018 (Netherlands)	EUR	220,000	317,001

United Technologies Corp. sr. unsec. unsub. notes 4 7/8s, 2015		$452,000	481,177

			2,389,669

Absolute Return 500 Fund	37

CORPORATE BONDS AND NOTES (12.2%)* cont.		Principal amount	Value

Communication services (2.2%)
America Movil SAB de CV company guaranty unsec. unsub.
notes 5 1/2s, 2014 (Mexico)		$339,000	$343,916

AT&T, Inc. sr. unsec. unsub. notes 2 1/2s, 2015		2,579,000	2,653,113

Cellco Partnership/Verizon Wireless Capital, LLC sr. unsec.
unsub. notes 5.55s, 2014		452,000	457,000

Comcast Corp. company guaranty sr. unsec. unsub. notes
2.85s, 2023		1,265,000	1,217,865

Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023		840,000	831,600

Deutsche Telekom International Finance BV company guaranty
sr. unsec. unsub. notes 5 3/4s, 2016 (Netherlands)		452,000	499,989

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
4 1/4s, 2018		1,500,000	1,522,500

Intelsat Luxembourg SA 144A sr. unsec. notes 6 3/4s,
2018 (Luxembourg)		700,000	736,750

MetroPCS Wireless, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 1/4s, 2021		500,000	523,125

Qwest Corp. sr. unsec. unsub. notes 6 1/2s, 2017		510,000	572,214

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		1,250,000	1,446,875

Sprint Nextel Corp. sr. unsec. notes 6s, 2016		265,000	286,531

Telefonica Emisiones SAU company guaranty notes 6.421s,
2016 (Spain)		250,000	277,134

Telefonica Emisiones SAU company guaranty sr. unsec. notes
4.949s, 2015 (Spain)		315,000	328,393

Telenet Finance V Luxembourg SCA 144A bonds 6 3/4s,
2024 (Luxembourg)	EUR	130,000	183,624

Telenet Finance V Luxembourg SCA 144A bonds 6 1/4s,
2022 (Luxembourg)	EUR	185,000	260,060

Time Warner Cable, Inc. company guaranty sr. unsec. notes
5.85s, 2017		$955,000	1,052,144

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
144A company guaranty sr. notes 7 1/2s, 2019 (Germany)		560,000	607,758

Verizon Communications, Inc. sr. unsec. notes 5.55s, 2016		1,459,000	1,603,368

Virgin Media Secured Finance PLC 144A sr. notes 6s, 2021
(United Kingdom)	GBP	530,000	873,171

Vodafone Group PLC sr. unsec. unsub. notes 5 5/8s, 2017
(United Kingdom)		$508,000	572,952

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. notes 10 1/4s, 2019		1,110,000	1,226,550

Wind Acquisition Finance SA 144A company guaranty sr. notes
7 1/4s, 2018 (Luxembourg)		335,000	352,588

			18,429,220
Consumer cyclicals (0.7%)
Caesars Entertainment Operating Co., Inc. sr. notes
11 1/4s, 2017		530,000	528,675

Daimler Finance North America, LLC company guaranty
6 1/2s, 2013		282,000	282,479

Home Depot, Inc. (The) sr. unsec. unsub. notes 5.4s, 2016		282,000	312,085

ISS Holdings A/S sr. sub. notes Ser. REGS, 8 7/8s,
2016 (Denmark)	EUR	407,574	564,450

News America, Inc. company guaranty sr. unsec. notes
4 1/2s, 2021		$452,000	487,021

38	Absolute Return 500 Fund

CORPORATE BONDS AND NOTES (12.2%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Owens Corning company guaranty sr. unsec. notes 9s, 2019		$36,000	$44,460

Realogy Corp. 144A company guaranty sr. notes 7 5/8s, 2020		200,000	223,000

RSI Home Products, Inc. 144A company guaranty notes
6 7/8s, 2018		135,000	141,413

Target Corp. sr. unsec. notes 5 3/8s, 2017		452,000	515,109

Time Warner, Inc. company guaranty sr. unsec. notes
5 7/8s, 2016		729,000	826,626

Travelport, LLC/Travelport Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 13 7/8s, 2016 ‡‡		72,703	76,520

TRW Automotive, Inc. 144A company guaranty sr. unsec.
unsub. notes 7s, 2014		1,000,000	1,022,500

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 3.2s, 2014		1,068,000	1,085,367

			6,109,705
Consumer staples (0.9%)
Altria Group, Inc. company guaranty sr. unsec. notes
4 1/8s, 2015		663,000	702,423

Anheuser-Busch InBev Worldwide, Inc. company guaranty
sr. unsec. unsub. notes 4 1/8s, 2015		616,000	642,351

Coca-Cola Co. (The) sr. unsec. notes 1.8s, 2016		282,000	290,523

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016		260,000	296,725

CVS Corp. sr. unsec. notes 5 3/4s, 2017		193,000	221,272

Diageo Capital PLC company guaranty sr. unsec. unsub. notes
5 3/4s, 2017 (United Kingdom)		339,000	392,281

Hawk Acquisition Sub, Inc. 144A sr. notes 4 1/4s, 2020		895,000	865,913

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s,
2015 (Netherlands)	EUR	500,000	708,236

Kroger Co. (The) company guaranty sr. unsec. unsub.
notes 6.4s, 2017		$282,000	326,019

Mondelez International, Inc. sr. unsec. unsub. notes 4 1/8s, 2016		1,068,000	1,141,521

PepsiCo, Inc. sr. unsec. unsub. notes 3.1s, 2015		786,000	809,853

Philip Morris International, Inc. sr. unsec. unsub. notes
5.65s, 2018		339,000	394,398

Procter & Gamble Co. (The) sr. unsec. notes 3 1/2s, 2015		452,000	469,323

			7,260,838
Energy (1.1%)
Anadarko Petroleum Corp. sr. notes 5.95s, 2016		200,000	226,056

BP Capital Markets PLC company guaranty sr. unsec. notes
3 7/8s, 2015 (United Kingdom)		252,000	263,170

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 4 1/2s, 2020 (United Kingdom)		200,000	219,323

Chesapeake Energy Corp. company guaranty sr. unsec. notes
9 1/2s, 2015		435,000	477,956

ConocoPhillips company guaranty sr. unsec. notes 4.6s, 2015		899,000	942,312

EnCana Holdings Finance Corp. company guaranty sr. unsec.
unsub. notes 5.8s, 2014 (Canada)		395,000	404,913

Gazprom OAO Via White Nights Finance BV notes 10 1/2s,
2014 (Russia)		500,000	518,120

Hercules Offshore, Inc. 144A company guaranty sr. notes
7 1/8s, 2017		100,000	106,500

Absolute Return 500 Fund	39

CORPORATE BONDS AND NOTES (12.2%)* cont.	Principal amount	Value

Energy cont.
Peabody Energy Corp. company guaranty sr. unsec. notes
7 3/8s, 2016	$65,000	$73,125

Petroleos de Venezuela SA sr. unsec. notes 4.9s,
2014 (Venezuela)	2,295,000	2,155,579

Shell International Finance BV company guaranty sr. unsec.
notes 3.1s, 2015 (Netherlands)	786,000	819,755

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017	2,000,000	2,135,000

XTO Energy, Inc. sr. unsec. unsub. notes 6 1/4s, 2017	339,000	399,617

		8,741,426
Financials (3.8%)
Air Lease Corp. sr. unsec. notes 4 1/2s, 2016	1,000,000	1,047,500

Allstate Corp. (The) sr. unsec. unsub. notes 5s, 2014	339,000	350,990

American Express Credit Corp. sr. unsec. unsub. notes
5 1/8s, 2014	1,012,000	1,050,236

American International Group, Inc. sr. unsec. notes Ser. MTN,
5.45s, 2017	565,000	636,562

Bank of New York Mellon Corp. (The) sr. unsec. unsub. notes
1.969s, 2017	450,000	457,055

Barclays Bank PLC sr. unsec. unsub. notes 5.2s, 2014
(United Kingdom)	616,000	635,969

BB&T Corp. unsec. sub. notes 5.2s, 2015	339,000	367,868

Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
unsub. notes 1.3s, 2018	1,233,000	1,211,455

Capital One Financial Corp. sr. unsec. unsub. notes 3 1/2s, 2023	497,000	478,343

CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018	900,000	973,125

Citigroup, Inc. sr. unsec. notes 8 1/2s, 2019	380,000	491,674

Credit Suisse/New York sr. unsec. notes 5 1/2s, 2014	1,402,000	1,437,283

Deutsche Bank AG/London sr. unsec. notes 6s, 2017
(United Kingdom)	616,000	710,861

E*Trade Financial Corp. sr. notes 6 3/4s, 2016	980,000	1,057,175

E*Trade Financial Corp. sr. unsec. unsub. notes 6 3/8s, 2019	90,000	96,300

General Electric Capital Corp. sr. unsec. unsub. notes 6s, 2019	3,535,000	4,183,651

Goldman Sachs Group, Inc. (The) sr. unsec. notes 6 1/4s, 2017	2,748,000	3,178,798

Hartford Financial Services Group, Inc. (The) jr. unsec. sub. debs.
FRB bonds 8 1/8s, 2038	530,000	620,100

HSBC Finance Corp. sr. unsec. sub. notes 6.676s, 2021	740,000	860,010

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 7 3/4s, 2016	300,000	309,000

JPMorgan Chase & Co. sr. unsec. unsub. notes 3.7s, 2015	3,031,000	3,139,928

Metropolitan Life Global Funding I 144A notes 3s, 2023	450,000	433,710

PNC Funding Corp. bank guaranty sr. unsec. notes 3 5/8s, 2015	283,000	293,288

Prudential Financial, Inc. sr. disc. unsec. unsub. notes Ser. MTN,
4 3/4s, 2015	565,000	605,638

Simon Property Group LP sr. unsec. unsub. notes 3 3/8s, 2022 R	395,000	395,038

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018	395,000	461,163

UBS AG/Stamford, CT sr. unsec. notes Ser. DPNT, 3 7/8s, 2015	300,000	311,465

US Bancorp sr. unsec. unsub. notes 2.45s, 2015	452,000	466,514

Vnesheconombank Via VEB Finance PLC 144A bank guaranty,
sr. unsec. unsub. bonds 6.8s, 2025 (Russia)	250,000	271,875

40	Absolute Return 500 Fund

CORPORATE BONDS AND NOTES (12.2%)* cont.		Principal amount	Value

Financials cont.
VTB Bank OJSC Via VTB Capital SA sr. unsec. notes Ser. 6,
6 1/4s, 2035 (Russia)		$500,000	$531,250

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 7/8s, 2018 (Russia)		1,600,000	1,762,880

Wells Fargo & Co. sr. unsec. unsub. notes 5 5/8s, 2017		2,301,000	2,661,037

Westpac Banking Corp. sr. unsec. unsub. notes 3s,
2015 (Australia)		395,000	411,682

			31,899,423
Health care (1.2%)
Amgen, Inc. sr. unsec. notes 5.85s, 2017		339,000	387,923

AstraZeneca PLC sr. unsub. notes 5.9s, 2017 (United Kingdom)		339,000	395,010

CHS/Community Health Systems, Inc. company guaranty
sr. notes 5 1/8s, 2018		2,000,000	2,077,500

CIGNA Corp. sr. unsec. unsub. notes 4 1/2s, 2021		305,000	330,118

ConvaTec Healthcare D Sarl 144A sr. notes 7 3/8s,
2017 (Luxembourg)	EUR	415,000	596,558

Fresenius US Finance II, Inc. 144A sr. unsec. notes 9s, 2015		$235,000	262,025

GlaxoSmith Kline Capital, Inc. company guaranty sr. unsec.
unsub. notes 4 3/8s, 2014		452,000	459,975

HCA, Inc. sr. notes 6 1/2s, 2020		610,000	678,625

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		1,240,000	1,323,700

Merck & Co., Inc. sr. unsec. notes 4s, 2015		508,000	537,077

Novartis Capital Corp. company guaranty sr. unsec.
notes 2.9s, 2015		452,000	468,898

Pfizer, Inc. sr. unsec. notes 5.35s, 2015		1,068,000	1,137,455

Service Corp. International/US sr. notes 7s, 2017		170,000	190,613

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018		665,000	728,175

UnitedHealth Group, Inc. sr. unsec. notes 6s, 2018		339,000	397,038

WellPoint, Inc. unsec. unsub. notes 5 1/4s, 2016		157,000	171,207

			10,141,897
Technology (0.4%)
Ceridian Corp. sr. unsec. notes 11 1/4s, 2015		550,000	553,438

Cisco Systems, Inc. sr. unsec. unsub. notes 5 1/2s, 2016		508,000	563,512

Hewlett-Packard Co. sr. unsec. notes 6 1/8s, 2014		452,000	459,712

IBM Corp. sr. unsec. notes 5.7s, 2017		673,000	782,663

Oracle Corp. sr. unsec. notes 5 1/4s, 2016		616,000	677,120

Xerox Corp. sr. unsec. unsub. notes 4 1/4s, 2015		395,000	411,155

			3,447,600
Transportation (0.1%)
United Parcel Service, Inc. sr. unsec. unsub. notes 3 7/8s, 2014		339,000	343,842

			343,842
Utilities and power (1.1%)
AES Corp. (VA) sr. unsec. unsub. notes 9 3/4s, 2016		210,000	248,325

AES Corp. (VA) sr. unsec. unsub. notes 8s, 2017		1,035,000	1,218,713

Appalachian Power Co. sr. unsec. unsub. notes 7s, 2038		189,000	229,255

Carolina Power & Light Co. 1st mtge. bonds 5.3s, 2019		280,000	324,450

Consolidated Edison Co. of New York sr. unsec. notes
7 1/8s, 2018		157,000	195,444

Dominion Resources, Inc. sr. unsec. unsub. notes
Ser. 07-A, 6s, 2017		880,000	1,019,103

Duke Energy Carolinas, LLC sr. unsec. unsub. notes 6.3s, 2014		880,000	892,486

Absolute Return 500 Fund	41

CORPORATE BONDS AND NOTES (12.2%)* cont.	Principal amount	Value

Utilities and power cont.
El Paso Corp. sr. unsec. notes 7s, 2017	$225,000	$254,003

Electricite de France SA 144A unsec. sub. FRN notes 5 1/4s,
perpetual maturity (France)	625,000	611,719

Enterprise Products Operating, LLC company guaranty
sr. unsec. unsub. bonds Ser. L, 6.3s, 2017	395,000	458,742

Exelon Corp. sr. unsec. notes 4.9s, 2015	827,000	876,256

FirstEnergy Corp. sr. unsec. unsub. notes Ser. C, 7 3/8s, 2031	220,000	231,935

FPL Group Capital, Inc. company guaranty sr. unsec. notes
7 7/8s, 2015	282,000	321,582

Kinder Morgan Energy Partners LP notes 6s, 2017	452,000	513,581

National Rural Utilities Cooperative Finance Corp. sr. bonds
10 3/8s, 2018	226,000	310,126

Pacific Gas & Electric Co. sr. notes 8 1/4s, 2018	315,000	402,073

Southern Power Co. sr. unsec. notes Ser. D, 4 7/8s, 2015	339,000	361,622

Texas-New Mexico Power Co. 144A 1st mtge. bonds Ser. A,
9 1/2s, 2019	275,000	353,374

TransCanada PipeLines, Ltd. sr. unsec. unsub. notes 6 1/2s,
2018 (Canada)	395,000	473,382

		9,296,171

Total corporate bonds and notes (cost $97,781,096)		$101,703,622

SENIOR LOANS (10.0%)* [c]	Principal amount	Value

Basic materials (0.9%)
AIlnex Luxembourg & CY SCA bank term loan FRN Ser. B1,
4 1/2s, 2019 (Luxembourg)	$492,560	$494,714

AIlnex Luxembourg & CY SCA bank term loan FRN Ser. B2,
4 1/2s, 2019 (Luxembourg)	255,565	256,684

Exopack, LLC bank term loan FRN Ser. B, 5 1/4s, 2019	1,500,000	1,520,625

FMG Resources August 2006 Pty., Ltd. bank term loan FRN
Ser. B, 5 1/4s, 2017 (Australia)	831,600	832,923

Ineos US Finance, LLC bank term loan FRN 4s, 2018	996,240	998,730

MacDermid, Inc. bank term loan FRN 4s, 2020	997,500	999,246

Nexeo Solutions, LLC bank term loan FRN Ser. B, 5s, 2017	458,250	451,663

Oxea Sarl bank term loan FRN 8 1/4s, 2020 (Germany)	835,000	841,784

Tronox, Ltd. bank term loan FRN Ser. B, 4 1/2s, 2020	1,496,250	1,506,350

		7,902,719
Capital goods (0.7%)
Beechcraft Holdings, LLC bank term loan FRN Ser. B,
5 3/4s, 2020	500,000	504,167

Gardner Denver, Inc. bank term loan FRN 4 1/4s, 2020	715,000	715,082

Generac Holdings, Inc. bank term loan FRN Ser. B, 3 1/2s, 2020	748,125	744,852

Reynolds Group Holdings, Inc. bank term loan FRN Ser. B,
4 3/4s, 2018	594,000	598,010

Silver II Borrower SCA bank term loan FRN 4s,
2019 (Luxembourg)	496,250	495,078

SRAM, LLC bank term loan FRN Ser. B, 4s, 2020	1,214,030	1,205,936

TransDigm, Inc. bank term loan FRN Ser. C, 3 3/4s, 2020	498,744	498,744

WESCO International, Inc. bank term loan FRN 4 1/2s, 2019	963,929	968,507

		5,730,376

42	Absolute Return 500 Fund

SENIOR LOANS (10.0%)* [c] cont.		Principal amount	Value

Communication services (1.1%)
Asurion, LLC/CA bank term loan FRN Ser. B1, 4 1/2s, 2019		$1,571,974	$1,569,764

Asurion, LLC/CA bank term loan FRN Ser. B2, 3 1/2s, 2020		997,500	974,344

Cricket Communications, Inc. bank term loan FRN Ser. C,
4 3/4s, 2020		1,496,250	1,501,628

Intelsat Jackson Holdings SA bank term loan FRN 4 1/4s,
2018 (Bermuda)		1,419,814	1,425,392

Level 3 Financing, Inc. bank term loan FRN Ser. B, 4s, 2020		1,000,000	1,004,000

SBA Senior Finance II, LLC bank term loan FRN Ser. B,
3 3/4s, 2018		180,529	180,379

Virgin Media Investment Holdings, Ltd. bank term loan FRN
Ser. B, 3 1/2s, 2020 (United Kingdom)		1,500,000	1,498,542

Zayo Group, LLC bank term loan FRN Ser. B, 4 1/2s, 2019		987,500	991,450

			9,145,499
Consumer cyclicals (3.2%)
Academy, Ltd. bank term loan FRN Ser. B, 4 1/2s, 2018		1,633,500	1,642,251

American Casino & Entertainment Properties, LLC bank term
loan FRN 6s, 2020		847,875	857,060

Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B2, 4 1/4s, 2017		217,091	217,815

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 5.488s, 2018		899,033	842,719

CCM Merger, Inc. bank term loan FRN Ser. B, 5s, 2017		825,407	831,081

Chrysler Group, LLC bank term loan FRN Ser. B, 4 1/4s, 2017		331,637	334,122

CityCenter Holdings, LLC bank term loan FRN Ser. B, 5s, 2020		975,000	982,719

Cumulus Media Holdings, Inc. bank term loan FRN 4 1/2s, 2018		726,468	731,160

Gateway Casinos & Entertainment, Inc. bank term loan FRN
Ser. B1, 6s, 2016	CAD	1,888,310	1,806,541

Hudson’s Bay Co. bank term loan FRN 4 3/4s, 2020 (Canada)		$1,500,000	1,518,563

Interactive Data Corp. bank term loan FRN Ser. B, 3 3/4s, 2018		683,495	682,855

J.C. Penney Corp., Inc. bank term loan FRN 6s, 2018		384,038	371,636

Jo-Ann Stores, Inc. bank term loan FRN Ser. B, 4s, 2018		646,037	645,633

MGM Resorts International bank term loan FRN Ser. B,
3 1/2s, 2019		992,500	991,259

Michaels Stores, Inc. bank term loan FRN Ser. B, 3 3/4s, 2020		1,246,875	1,249,983

Neiman Marcus Group, Ltd., Inc. bank term loan FRN 5s, 2020		1,280,000	1,286,934

Nortek, Inc. bank term loan FRN Ser. B, 5 1/4s, 2017		83,373	83,721

Peninsula Gaming, LLC bank term loan FRN Ser. B, 4 1/4s, 2017		1,454,091	1,457,726

PETCO Animal Supplies, Inc. bank term loan FRN 4s, 2017		972,500	975,236

Realogy Group, LLC bank term loan FRN Ser. B, 4 1/2s, 2020		1,492,500	1,504,937

Roofing Supply Group, LLC bank term loan FRN Ser. B, 5s, 2019		990,000	995,363

Sabre, Inc. bank term loan FRN Ser. B, 5 1/4s, 2019		1,240,625	1,250,815

Serta Simmons Holdings, LLC bank term loan FRN 5s, 2019		454,413	457,253

Station Casinos, LLC bank term loan FRN Ser. B, 5s, 2020		1,243,750	1,253,068

Travelport, LLC bank term loan FRN 6 1/4s, 2019		922,688	937,912

Tribune Co. bank term loan FRN Ser. B, 4s, 2019		709,638	709,460

Warner Music Group Corp. bank term loan FRN 3 3/4s, 2020		1,000,000	998,125

Yonkers Racing Corp. bank term loan FRN 4 1/4s, 2019		1,440,000	1,425,600

			27,041,547

Absolute Return 500 Fund	43

SENIOR LOANS (10.0%)* [c] cont.	Principal amount	Value

Consumer staples (0.8%)
H.J. Heinz Co. bank term loan FRN Ser. B2, 3 1/2s, 2020	$1,266,825	$1,275,168

Landry’s, Inc. bank term loan FRN Ser. B, 4 3/4s, 2018	1,477,330	1,487,179

Revlon Consumer Products Corp. bank term loan FRN
Ser. B, 4s, 2017	1,250,000	1,256,641

Rite Aid Corp. bank term loan FRN 4 7/8s, 2021	1,000,000	1,007,188

Sprouts Farmers Market, Inc. bank term loan FRN 4s, 2020	511,786	513,065

US Foods, Inc. bank term loan FRN 4 1/2s, 2019	997,500	997,500

		6,536,741
Energy (0.8%)
EXCO Resources, Inc. bank term loan FRN Ser. B, 5s, 2019	1,246,875	1,248,434

Fieldwood Energy, LLC bank term loan FRN 8 3/8s, 2020	1,500,000	1,524,375

Frac Tech International, LLC bank term loan FRN Ser. B,
8 1/2s, 2016	411,115	406,918

Quicksilver Resources, Inc. bank term loan FRN 7s, 2019	900,000	880,500

Shelf Drilling Holdings, Ltd. bank term loan FRN 10s, 2018 ‡‡	700,000	707,000

Tervita Corp. bank term loan FRN Ser. B, 6 1/4s, 2018 (Canada)	397,000	396,669

Vantage Drilling Co. bank term loan FRN Ser. B, 6 1/4s, 2017	1,268,250	1,280,404

		6,444,300
Financials (0.9%)
iStar Financial, Inc. bank term loan FRN 4 1/2s, 2017 R	651,844	654,085

iStar Financial, Inc. bank term loan FRN Ser. A2, 7s, 2017 R	881,577	904,443

Nuveen Investments, Inc. bank term loan FRN 6 1/2s, 2019	500,000	490,625

Nuveen Investments, Inc. bank term loan FRN 4.168s, 2017	1,000,000	993,000

Springleaf Financial Funding Co. bank term loan FRN Ser. B2,
4 3/4s, 2019	1,200,000	1,205,500

USI Insurance Services, LLC bank term loan FRN Ser. B, 5s, 2019	1,488,750	1,492,844

Walter Investment Management Corp. bank term loan FRN
5 3/4s, 2017	1,671,519	1,686,668

		7,427,165
Health care (0.8%)
Ardent Medical Services, Inc. bank term loan FRN 6 3/4s, 2018	992,500	996,222

Emergency Medical Services Corp. bank term loan FRN
Ser. B, 4s, 2018	482,263	483,038

Iasis Healthcare, LLC/Iasis Capital Corp. bank term loan FRN
Ser. B, 4 1/2s, 2018	980,443	985,825

Kinetic Concepts, Inc. bank term loan FRN Ser. D1, 4 1/2s, 2018	1,341,458	1,350,513

Par Pharmaceutical Cos., Inc. bank term loan FRN Ser. B,
4 1/4s, 2019	371,257	371,717

Pharmaceutical Product Development, Inc. bank term loan FRN
Ser. B, 4 1/4s, 2018	628,848	632,382

Quintiles Transnational Corp. bank term loan FRN
Ser. B2, 4s, 2018	981,744	983,789

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. E, 4 1/2s, 2020	595,500	602,795

		6,406,281
Technology (0.4%)
First Data Corp. bank term loan FRN 4.17s, 2018	1,500,000	1,501,250

Lawson Software bank term loan FRN Ser. B2, 5 1/4s, 2018	898,232	904,287

Syniverse Holdings, Inc. bank term loan FRN Ser. B, 4s, 2019	950,228	952,604

		3,358,141

44	Absolute Return 500 Fund

SENIOR LOANS (10.0%)* [c] cont.	Principal amount	Value

Transportation (0.3%)
Air Medical Group Holdings, Inc. bank term loan FRN
8 3/8s, 2018 ‡‡	$1,125,000	$1,108,125

Livingston International, Inc. bank term loan FRN 5s,
2019 (Canada)	1,496,250	1,492,509

		2,600,634
Utilities and power (0.1%)
Energy Transfer Equity LP bank term loan FRN Ser. B,
3 3/4s, 2017	578,250	580,177

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.704s, 2017	920,555	614,067

		1,194,244

Total senior loans (cost $83,316,252)		$83,787,647

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (8.4%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (1.0%)
Government National Mortgage Association Pass-Through Certificates
4 1/2s, TBA, November 1, 2043	$8,000,000	$8,666,250

		8,666,250
U.S. Government Agency Mortgage Obligations (7.4%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4s, with due dates from August 1, 2042 to June 1, 2043	2,097,411	2,195,728

Federal National Mortgage Association Pass-Through Certificates
5 1/2s, TBA, November 1, 2043	3,000,000	3,274,219
4s, TBA, December 1, 2043	7,000,000	7,354,649
4s, TBA, November 1, 2043	19,000,000	20,018,282
3 1/2s, with due dates from November 1, 2042 to May 1, 2043	7,850,006	8,001,488
3 1/2s, TBA, December 1, 2043	10,000,000	10,234,375
3 1/2s, TBA, November 1, 2043	10,000,000	10,261,719

		61,340,460

Total U.S. government and agency mortgage obligations (cost $69,894,461)		$70,006,710

COMMODITY LINKED NOTES (1.7%)* Ω	Principal amount	Value

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2014
(Indexed to the UBSIF3AT Index multiplied by 3) (Jersey)	$14,312,000	$14,455,816

Total commodity linked notes (cost $14,312,000)		$14,455,816

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.4%)*	Principal amount	Value

Argentina (Republic of) sr. unsec. bonds 7s, 2017 (Argentina)	$325,000	$283,563

Argentina (Republic of) sr. unsec. unsub. bonds 7s,
2015 (Argentina)	2,425,000	2,297,688

Croatia (Republic of) 144A sr. unsec. notes 6 1/4s,
2017 (Croatia)	650,000	693,875

Croatia (Republic of) 144A sr. unsec. unsub. notes 6 3/8s,
2021 (Croatia)	240,000	254,700

Financing of Infrastructural Projects State Enterprise 144A govt.
guaranty sr. unsec. notes 8 3/8s, 2017 (Ukraine)	200,000	175,000

Total foreign government and agency bonds and notes (cost $3,767,914)		$3,704,826

Absolute Return 500 Fund	45

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.4%)*	strike price	amount	Value

Federal National Mortgage Association 30 yr. TBA 3s (Call)	Dec-13/$98.52	5,000,000	$37,750

Federal National Mortgage Association 30 yr. TBA 3s (Call)	Dec-13/98.59	5,000,000	35,650

SPDR S&P 500 ETF Trust (Put)	Oct-14/152.00	230,674	1,044,792

SPDR S&P 500 ETF Trust (Put)	Sep-14/150.00	202,339	777,995

SPDR S&P 500 ETF Trust (Put)	Aug-14/145.00	222,402	546,037

SPDR S&P 500 ETF Trust (Put)	Jul-14/147.00	222,372	527,787

SPDR S&P 500 ETF Trust (Put)	Jun-14/138.00	222,372	291,559

SPDR S&P 500 ETF Trust (Put)	May-14/145.00	222,372	314,908

Total purchased options outstanding (cost $6,052,874)			$3,576,478

INVESTMENT COMPANIES (0.1%)*		Shares	Value

Ares Capital Corp.		38,800	$673,956

Total investment companies (cost $683,268)			$673,956

SHORT-TERM INVESTMENTS (32.8%)*	Principal amount/shares		Value

Federal Home Loan Mortgage Corp. discount commercial
paper with an effective yield of 0.04%, December 5, 2013		$7,000,000	$6,999,736

Federal National Mortgage Association discount commercial
paper with an effective yield of 0.03%, November 6, 2013		10,000,000	9,999,958

U.S. Treasury Bills with an effective yield of 0.13%,
August 21, 2014 #∆§		29,000,000	28,981,701

U.S. Treasury Bills with an effective yield of 0.12%,
December 12, 2013		15,000,000	14,997,865

U.S. Treasury Bills with an effective yield of 0.11%, April 3, 2014		15,000,000	14,996,340

U.S. Treasury Bills with an effective yield of 0.10%, July 24, 2014		13,000,000	12,993,305

U.S. Treasury Bills with an effective yield of 0.10%,
May 1, 2014 #∆		20,000,000	19,991,960

U.S. Treasury Bills with an effective yield of 0.10%,
March 6, 2014		16,500,000	16,496,849

U.S. Treasury Bills with an effective yield of 0.10%,
February 6, 2014		16,500,000	16,498,004

U.S. Treasury Bills with an effective yield of 0.09%,
December 19, 2013		16,500,000	16,497,908

Putnam Short Term Investment Fund 0.07% L		90,902,755	90,902,755

SSgA Prime Money Market Fund 0.02% P		24,360,000	24,360,000

Total short-term investments (cost $273,689,310)			$273,716,381

TOTAL INVESTMENTS

Total investments (cost $850,512,776)			$924,387,926

Key to holding’s currency abbreviations
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound

Key to holding’s abbreviations
bp	Basis Points
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period

46	Absolute Return 500 Fund

FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2012 through October 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $834,741,552.

Ω The value of the commodity linked notes, which are marked-to-market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† Non-income-producing security.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $252,388,436 to cover certain derivatives contracts and delayed delivery securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

Absolute Return 500 Fund	47

FORWARD CURRENCY CONTRACTS at 10/31/13 (aggregate face value $198,760,215)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Brazilian Real	Buy	1/3/14	$1,055,316	$1,079,633	$(24,317)

	Chilean Peso	Buy	1/16/14	2,004,643	2,051,256	(46,613)

	Euro	Buy	12/18/13	843,498	839,867	3,631

	Euro	Sell	12/18/13	843,498	855,525	12,027

	Japanese Yen	Sell	11/20/13	1,544,655	1,530,009	(14,646)

	Singapore Dollar	Sell	11/20/13	1,140,406	1,109,756	(30,650)

	Swiss Franc	Sell	12/18/13	860,621	833,367	(27,254)

Barclays Bank PLC
	Australian Dollar	Buy	1/16/14	795,110	809,869	(14,759)

	Brazilian Real	Buy	1/3/14	2,486,821	2,538,869	(52,048)

	British Pound	Buy	12/18/13	108,033	112,484	(4,451)

	Canadian Dollar	Sell	1/16/14	1,426,045	1,429,536	3,491

	Czech Koruna	Sell	12/18/13	832,543	844,894	12,351

	Euro	Sell	12/18/13	1,532,608	1,557,824	25,216

	Hungarian Forint	Buy	12/18/13	766,130	759,022	7,108

	Japanese Yen	Sell	11/20/13	3,518,977	3,479,559	(39,418)

	Mexican Peso	Sell	1/16/14	327,211	340,777	13,566

	Norwegian Krone	Buy	12/18/13	840,775	840,317	458

	Polish Zloty	Buy	12/18/13	2,951,359	2,988,670	(37,311)

	Singapore Dollar	Sell	11/20/13	2,519,986	2,511,164	(8,822)

	Swiss Franc	Sell	12/18/13	894,247	866,001	(28,246)

	Turkish Lira	Buy	12/18/13	495,028	503,081	(8,053)

Citibank, N.A.
	Brazilian Real	Buy	1/3/14	1,959,867	2,011,657	(51,790)

	British Pound	Sell	12/18/13	812,975	815,114	2,139

	Canadian Dollar	Sell	1/16/14	844,312	842,887	(1,425)

	Euro	Buy	12/18/13	1,846,679	1,822,524	24,155

	Euro	Sell	12/18/13	1,846,679	1,849,250	2,571

	Japanese Yen	Sell	11/20/13	449,036	424,052	(24,984)

	New Taiwan Dollar	Sell	11/20/13	1,469,575	1,473,379	3,804

	Swiss Franc	Sell	12/18/13	1,692,466	1,638,989	(53,477)

Credit Suisse International
	British Pound	Buy	12/18/13	1,508,620	1,495,754	12,866

	Canadian Dollar	Sell	1/16/14	819,518	827,965	8,447

	Czech Koruna	Sell	12/18/13	832,543	836,522	3,979

	Euro	Sell	12/18/13	831,820	922,867	91,047

	Japanese Yen	Sell	11/20/13	258,374	225,450	(32,924)

	Mexican Peso	Sell	1/16/14	984,690	993,207	8,517

	New Zealand Dollar	Buy	1/16/14	812,813	838,113	(25,300)

	Norwegian Krone	Buy	12/18/13	848,690	858,500	(9,810)

	Singapore Dollar	Sell	11/20/13	2,099,921	2,102,579	2,658

	South Korean Won	Buy	11/20/13	1,867,234	1,853,997	13,237

48	Absolute Return 500 Fund

FORWARD CURRENCY CONTRACTS at 10/31/13 (aggregate face value $198,760,215) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse International cont.
	Swedish Krona	Buy	12/18/13	$837,118	$818,417	$18,701

	Swiss Franc	Sell	12/18/13	859,518	832,292	(27,226)

Deutsche Bank AG
	Australian Dollar	Buy	1/16/14	303,540	320,018	(16,478)

	British Pound	Buy	12/18/13	127,909	129,156	(1,247)

	British Pound	Sell	12/18/13	127,909	124,062	(3,847)

	Canadian Dollar	Sell	1/16/14	26,038	21,742	(4,296)

	Euro	Sell	12/18/13	1,323,498	1,298,432	(25,066)

	Japanese Yen	Sell	11/20/13	2,668,395	2,652,417	(15,978)

	Norwegian Krone	Buy	12/18/13	833,245	863,115	(29,870)

	Polish Zloty	Buy	12/18/13	1,274,762	1,298,074	(23,312)

	Swiss Franc	Sell	12/18/13	865,913	835,914	(29,999)

Goldman Sachs International
	Australian Dollar	Buy	1/16/14	746,574	739,971	6,603

	British Pound	Buy	12/18/13	1,704,652	1,704,614	38

	British Pound	Sell	12/18/13	1,704,652	1,673,287	(31,365)

	Canadian Dollar	Sell	1/16/14	24,697	22,143	(2,554)

	Chilean Peso	Buy	1/16/14	2,004,643	2,051,544	(46,901)

	Euro	Buy	12/18/13	859,249	839,689	19,560

	Euro	Sell	12/18/13	859,249	830,480	(28,769)

	Japanese Yen	Sell	11/20/13	1,774,760	1,743,235	(31,525)

HSBC Bank USA, National Association
	British Pound	Buy	12/18/13	1,675,800	1,683,093	(7,293)

	British Pound	Sell	12/18/13	1,675,800	1,686,480	10,680

	Canadian Dollar	Sell	1/16/14	106,736	107,834	1,098

	Chinese Yuan
	(Offshore)	Buy	11/20/13	1,510,228	1,511,097	(869)

	Chinese Yuan
	(Offshore)	Sell	11/20/13	1,516,495	1,497,661	(18,834)

	Euro	Buy	12/18/13	848,793	823,369	25,424

	Euro	Sell	12/18/13	848,793	834,690	(14,103)

	Japanese Yen	Sell	11/20/13	1,754,690	1,733,357	(21,333)

	New Taiwan Dollar	Sell	11/20/13	1,469,569	1,469,541	(28)

	Swedish Krona	Buy	12/18/13	816,014	826,616	(10,602)

	Swedish Krona	Sell	12/18/13	816,014	825,449	9,435

JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	1/16/14	1,672,902	1,666,116	6,786

	Australian Dollar	Sell	1/16/14	831,889	828,046	(3,843)

	Brazilian Real	Buy	1/3/14	1,839,536	1,887,634	(48,098)

	British Pound	Buy	12/18/13	2,529,809	2,528,024	1,785

	British Pound	Sell	12/18/13	2,529,007	2,502,994	(26,013)

	Czech Koruna	Buy	12/18/13	507,007	500,208	6,799

	Czech Koruna	Sell	12/18/13	507,007	491,916	(15,091)

Absolute Return 500 Fund	49

FORWARD CURRENCY CONTRACTS at 10/31/13 (aggregate face value $198,760,215) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank N.A. cont.
	Euro	Buy	12/18/13	$4,958,604	$4,927,326	$31,278

	Euro	Sell	12/18/13	5,041,161	5,034,132	(7,029)

	Hungarian Forint	Buy	12/18/13	913,080	925,940	(12,860)

	Japanese Yen	Buy	11/20/13	838,674	829,252	9,422

	Japanese Yen	Sell	11/20/13	2,061,139	2,057,863	(3,276)

	Malaysian Ringgit	Buy	11/20/13	2,090,485	2,070,624	19,861

	Malaysian Ringgit	Sell	11/20/13	2,090,485	2,001,318	(89,167)

	Mexican Peso	Buy	1/16/14	368,838	366,375	2,463

	Mexican Peso	Sell	1/16/14	819,541	824,871	5,330

	New Taiwan Dollar	Sell	11/20/13	2,736,069	2,732,521	(3,548)

	New Zealand Dollar	Buy	1/16/14	812,731	837,994	(25,263)

	Norwegian Krone	Buy	12/18/13	1,688,510	1,683,096	5,414

	Norwegian Krone	Sell	12/18/13	715,664	704,980	(10,684)

	Polish Zloty	Buy	12/18/13	2,413,830	2,428,602	(14,772)

	Singapore Dollar	Buy	11/20/13	1,915,972	1,880,476	35,496

	Singapore Dollar	Sell	11/20/13	4,016,054	3,968,140	(47,914)

	South Korean Won	Buy	11/20/13	2,618,323	2,609,253	9,070

	Swiss Franc	Buy	12/18/13	855,549	852,223	3,326

	Swiss Franc	Sell	12/18/13	864,039	838,873	(25,166)

Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	1/16/14	1,659,733	1,654,388	5,345

	Australian Dollar	Sell	1/16/14	1,653,337	1,667,083	13,746

	Brazilian Real	Buy	1/3/14	1,959,823	2,004,882	(45,059)

	Canadian Dollar	Sell	1/16/14	828,134	838,267	10,133

	Euro	Buy	12/18/13	3,761,114	3,768,986	(7,872)

	Euro	Sell	12/18/13	4,167,791	4,120,717	(47,074)

	Hungarian Forint	Buy	12/18/13	766,130	759,129	7,001

	Japanese Yen	Buy	11/20/13	1,689,361	1,715,655	(26,294)

	Japanese Yen	Sell	11/20/13	2,179,339	2,179,012	(327)

	Mexican Peso	Buy	1/16/14	493,953	500,419	(6,466)

	Mexican Peso	Sell	1/16/14	819,549	829,825	10,276

	Swedish Krona	Buy	12/18/13	829,749	839,710	(9,961)

	Swedish Krona	Sell	12/18/13	729,994	742,429	12,435

State Street Bank and Trust Co.
	Australian Dollar	Buy	1/16/14	837,345	830,530	6,815

	Brazilian Real	Buy	1/3/14	2,159,743	2,212,206	(52,463)

	British Pound	Buy	12/18/13	832,851	843,826	(10,975)

	Czech Koruna	Buy	12/18/13	507,007	500,234	6,773

	Czech Koruna	Sell	12/18/13	507,007	492,273	(14,734)

	Euro	Sell	12/18/13	1,060,618	1,083,303	22,685

	Japanese Yen	Sell	11/20/13	3,972,064	3,936,197	(35,867)

	Mexican Peso	Buy	1/16/14	493,953	490,458	3,495

50	Absolute Return 500 Fund

FORWARD CURRENCY CONTRACTS at 10/31/13 (aggregate face value $198,760,215) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.
	Mexican Peso	Sell	1/16/14	$493,953	$500,321	$6,368

	New Taiwan Dollar	Sell	11/20/13	2,736,069	2,732,288	(3,781)

	New Zealand Dollar	Buy	1/16/14	812,731	831,912	(19,181)

	Norwegian Krone	Buy	12/18/13	64,300	55,655	8,645

	Polish Zloty	Buy	12/18/13	1,676,630	1,690,307	(13,677)

	Singapore Dollar	Sell	11/20/13	2,440,529	2,406,630	(33,899)

	South Korean Won	Buy	11/20/13	3,130,763	3,107,437	23,326

	Swedish Krona	Buy	12/18/13	829,749	837,333	(7,584)

	Swiss Franc	Sell	12/18/13	468,457	423,311	(45,146)

UBS AG
	Australian Dollar	Buy	1/16/14	837,909	831,536	6,373

	Australian Dollar	Sell	1/16/14	837,909	830,227	(7,682)

	British Pound	Buy	12/18/13	817,944	825,650	(7,706)

	Canadian Dollar	Sell	1/16/14	826,316	829,010	2,694

	Czech Koruna	Sell	12/18/13	1,665,082	1,676,227	11,145

	Euro	Sell	12/18/13	2,191,302	2,274,892	83,590

	Hungarian Forint	Buy	12/18/13	913,080	935,324	(22,244)

	Japanese Yen	Sell	11/20/13	2,163,345	2,117,920	(45,425)

	Mexican Peso	Sell	1/16/14	1,110,468	1,118,266	7,798

	New Zealand Dollar	Buy	1/16/14	812,813	832,034	(19,221)

	Norwegian Krone	Buy	12/18/13	1,486,722	1,499,461	(12,739)

	Singapore Dollar	Sell	11/20/13	2,314,381	2,286,549	(27,832)

	Swedish Krona	Buy	12/18/13	837,858	832,459	5,399

	Swiss Franc	Sell	12/18/13	138,696	60,663	(78,033)

	Turkish Lira	Buy	12/18/13	746,915	758,839	(11,924)

	Turkish Lira	Sell	12/18/13	746,915	744,155	(2,760)

WestPac Banking Corp.
	Australian Dollar	Buy	1/16/14	425,915	439,122	(13,207)

	Canadian Dollar	Sell	1/16/14	839,527	848,158	8,631

	Euro	Buy	12/18/13	1,690,118	1,666,026	24,092

	Euro	Sell	12/18/13	1,690,118	1,680,272	(9,846)

	Japanese Yen	Sell	11/20/13	1,603,942	1,587,830	(16,112)

Total						$(1,149,006)

FUTURES CONTRACTS OUTSTANDING at 10/31/13

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Bund 10 yr (Short)	301	$58,032,920	Dec-13	$(847,252)

FTSE 100 Index (Short)	174	18,716,142	Dec-13	(548,929)

Japanese Government Bond
10 yr (Long)	1	1,475,338	Dec-13	23,488

Absolute Return 500 Fund	51

FUTURES CONTRACTS OUTSTANDING at 10/31/13 cont.

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Japanese Government Bond
10 yr Mini (Short)	9	$1,327,347	Dec-13	$(20,631)

S&P 500 Index E-Mini (Short)	361	31,605,550	Dec-13	(1,242,562)

S&P Mid Cap 400 Index
E-Mini (Long)	216	27,786,240	Dec-13	1,165,125

U.K. Gilt 10 yr (Long)	325	57,978,114	Dec-13	516,615

U.S. Treasury Note 5 yr (Short)	63	7,666,313	Dec-13	(48,588)

U.S. Treasury Note 10 yr (Long)	223	28,401,141	Dec-13	(31,861)

Total				$(1,034,595)

WRITTEN OPTIONS OUTSTANDING at 10/31/13 (premiums $462,329)

	Expiration date/	Contract
	strike price	amount	Value

SPDR S&P 500 ETF Trust (Call)	Dec-13/$182.00	106,277	$44,636

SPDR S&P 500 ETF Trust (Call)	Nov-13/181.00	527,373	200,402

SPDR S&P 500 ETF Trust (Call)	Nov-13/181.00	125,879	30,211

SPDR S&P 500 ETF Trust (Call)	Nov-13/179.00	222,861	79,606

SPDR S&P 500 ETF Trust (Call)	Nov-13/180.00	348,740	67,725

Total			$422,580

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/13

Counterparty
Fixed right or obligation % to receive or (pay)/	Expiration	Contract	Unrealized
Floating rate index/Maturity date	date/strike	amount	appreciation

Credit Suisse International
(2.70625)/3 month USD-LIBOR-BBA/
Dec-23 (Written)	Dec-13/2.70625	$4,500,000	$2,430

(2.7165)/3 month USD-LIBOR-BBA/
Dec-23 (Written)	Dec-13/2.7165	4,500,000	270

Total			$2,700

TBA SALE COMMITMENTS OUTSTANDING at 10/31/13 (proceeds receivable $17,661,582)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 4s,
November 1, 2043	$7,000,000	11/13/13	$7,375,157

Federal National Mortgage Association, 3 1/2s,
November 1, 2043	10,000,000	11/13/13	10,261,719

Total			$17,636,876

52	Absolute Return 500 Fund

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/13

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC
GBP	1,086,000	$—	8/15/31	3.6%	6 month GBP-	$(133,173)
					LIBOR-BBA

Goldman Sachs International
GBP	1,086,000	—	9/23/31	6 month GBP-	3.1175%	5,523
				LIBOR-BBA

Total		$—				$(127,650)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/13

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$249,908,300 E	$344,067	12/18/15	3 month USD-	0.75%	$(1,090,406)
			LIBOR-BBA

40,650,400 E	714,636	12/18/18	3 month USD-	2.05%	(339,835)
			LIBOR-BBA

2,058,600 E	(27,668)	12/18/43	3 month USD-	3.85%	67,584
			LIBOR-BBA

18,266,500 E	427,557	12/18/23	3 month USD-	3.15%	(262,918)
			LIBOR-BBA

Total	$1,458,592				$(1,625,575)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
$1,047,010	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$(14,663)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

611,289	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(8,561)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,905,110	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	54,898
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

1,346,315	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(25,441)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

263,428	—	1/12/40	(4.00%) 1 month	Synthetic TRS Index	5,335
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

7,300,000	—	7/19/23	(2.585%)	USA Non Revised	(75,628)
				Consumer Price
				Index-Urban (CPI-U)

Absolute Return 500 Fund	53

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A. cont.
baskets	916,013	$—	3/14/14	(3 month USD-	A basket	$4,339,081
				LIBOR-BBA plus	(MLTRFCF2) of
				0.10%)	common stocks

units	24,036	—	3/14/14	3 month USD-	Russell 1000 Total	(4,343,545)
				LIBOR-BBA minus	Return Index
				0.07%

Barclays Bank PLC
	$377,523	—	1/12/40	5.00% (1 month	Synthetic MBX Index	838
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	6,393	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(90)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	986,305	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(8,672)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	417,133	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(5,582)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	2,232,081	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(19,624)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	1,744,894	—	1/12/40	5.00% (1 month	Synthetic MBX Index	3,875
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	1,543,116	—	1/12/41	5.00% (1 month	Synthetic MBX Index	3,908
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	18,915,524	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(264,908)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,193,562	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(16,716)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	5,724,608	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(50,331)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	506,438	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,283
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	605,921	—	1/12/40	4.00% (1 month	Synthetic MBX Index	5,005
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	506,438	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,283
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

54	Absolute Return 500 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$608,830	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$(8,527)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

495,943	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(4,637)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

4,993,807	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(43,905)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

5,080,077	—	1/12/41	5.00% (1 month	Synthetic MBX Index	12,867
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,494,416	—	1/12/40	4.00% (1 month	Synthetic MBX Index	12,344
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

174,792	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(3,540)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

60,479	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(294)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

331,614	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(2,916)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

311,966	—	1/12/41	5.00% (1 month	Synthetic MBX Index	790
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,213,913	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(22,939)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

4,194,762	—	1/12/41	3.50% (1 month	Synthetic MBX Index	58,461
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

683,541	—	1/12/41	3.50% (1 month	Synthetic MBX Index	9,526
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

2,532,189	—	1/12/41	5.00% (1 month	Synthetic MBX Index	6,413
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

5,651,143	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(49,685)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

3,545,470	—	1/12/40	4.00% (1 month	Synthetic MBX Index	29,286
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,107,756	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(18,531)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

Absolute Return 500 Fund	55

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$4,474,559	$—	1/12/40	4.50% (1 month	Synthetic MBX Index	$17,156
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

4,677,367	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(65,506)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,908,452	—	1/12/40	4.50% (1 month	Synthetic MBX Index	14,986
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

388,148	—	1/12/40	5.00% (1 month	Synthetic MBX Index	862
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

834,815	—	1/12/40	4.50% (1 month	Synthetic MBX Index	3,201
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

12,204,644	—	1/12/41	5.00% (1 month	Synthetic MBX Index	30,912
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,980,386	—	1/12/41	5.00% (1 month	Synthetic MBX Index	7,549
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

330,776	—	1/12/40	5.00% (1 month	Synthetic MBX Index	735
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,073,073	—	1/12/40	5.00% (1 month	Synthetic MBX Index	2,383
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

778,066	—	1/12/40	5.00% (1 month	Synthetic MBX Index	1,728
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,586,549	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	29,981
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

192,978	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(440)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

204,163	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,795)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

5,754,187	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(50,591)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

6,699,484	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(15,273)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

4,110,185	—	1/12/38	6.50% (1 month	Synthetic MBX Index	36,137
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

56	Absolute Return 500 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$4,785,328	$—	1/12/39	6.00% (1 month	Synthetic MBX Index	$10,909
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,779,010	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	33,618
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

273,449	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	5,167
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

1,679,937	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	23,527
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

869,165	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(1,209)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

434,643	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(605)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

434,643	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(605)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,346,315	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(25,441)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

872,180	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(1,214)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

2,265,110	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(3,152)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

872,180	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(1,214)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

292,176	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(2,569)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,968,615	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(27,570)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,102,729	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(17,964)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

699,457	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(11,394)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

419,956	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(7,936)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

Absolute Return 500 Fund	57

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
	$1,002,056	$—	1/12/38	6.50% (1 month	Synthetic TRS Index	$(4,878)
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	1,766,000	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	24,733
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	1,741,344	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(2,423)
				USD-LIBOR	5.50% 30 year Fannie
					Mae pools

	1,026,825	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(9,028)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	7,340,000	—	7/19/23	(2.569%)	USA Non Revised	(58,551)
					Consumer Price
					Index-Urban (CPI-U)

	1,427,652	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	19,994
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	2,775,785	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	51,720
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	694,769	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	13,129
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

	1,672,069	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	23,417
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	1,296,276	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(11,397)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	1,363,970	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(11,992)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

units	81,424	—	10/29/14	(0.15%)	Barclay’s EX-US	(49,074)
					Q-MA USD Excess
					Return Index

units	246,776	—	10/29/14	(0.10%)	Barclay’s Q-MA US	(89,358)
					Excess Return Index

Citibank, N.A.
	$1,232,670	—	1/12/41	5.00% (1 month	Synthetic MBX Index	3,122
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	602,661	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,526
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	1,478,171	—	1/12/41	(3.50%) 1 month	Synthetic TRS Index	16,009
				USD-LIBOR	3.50% 30 year Fannie
					Mae pools

58	Absolute Return 500 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A. cont.
	$1,463,552	$—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	$20,497
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	1,862,273	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	35,191
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

	1,349,051	—	1/12/40	(4.00%) 1 month	Synthetic TRS Index	27,323
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

baskets	399	—	2/13/14	(3 month USD-	A basket	2,582,277
				LIBOR-BBA plus	(CGPUTQL2) of
				0.10%)	common stocks

baskets	253,761	—	9/25/14	3 month USD-	A basket	(2,303,195)
				LIBOR-BBA minus	(CGPUTS19) of
				0.70%	common stocks

units	9,197	—	2/13/14	3 month USD-	Russell 1000 Total	(1,947,940)
				LIBOR-BBA minus	Return Index
				0.15%

Credit Suisse International
	$1,012,876	—	1/12/41	5.00% (1 month	Synthetic MBX Index	2,565
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	1,039,652	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(19,646)
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	1,346,315	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(25,441)
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	419,956	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(7,936)
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	2,695,473	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	37,750
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	2,251,883	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	31,537
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	2,347,290	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	32,873
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	3,208,897	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	44,940
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	2,369,420	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	33,183
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	1,873,209	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	26,234
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

Absolute Return 500 Fund	59

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International cont.
$1,790,097	$—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	$25,070
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

2,312,373	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	32,384
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

7,310,000	—	7/19/23	(2.57%)	USA Non Revised	(58,326)
				Consumer Price
				Index-Urban (CPI-U)

1,571,990	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	29,706
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

1,675,727	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	31,666
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

2,166,206	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	40,935
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

1,859,088	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	35,131
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

695,224	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	13,138
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

687,490	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	12,991
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

675,713	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	9,463
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

1,716,804	5,902	1/12/41	5.00% (1 month	Synthetic TRS Index	(22,775)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

1,715,811	268	1/12/41	(5.00%) 1 month	Synthetic TRS Index	32,947
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

Deutsche Bank AG
1,213,437	—	1/12/34	(5.00%) 1 month	Synthetic TRS Index	20,332
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

Goldman Sachs International
438,264	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(2,134)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,536,149	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(7,479)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

60	Absolute Return 500 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$1,185,177	$—	1/12/38	6.50% (1 month	Synthetic TRS Index	$(5,770)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

404,579	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(3,783)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

3,981,045	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(37,221)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

2,086,715	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(10,159)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

89,997	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(1,260)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,338,009	—	1/12/41	5.00% (1 month	Synthetic MBX Index	3,389
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

498,670	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(6,984)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

490,479	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(9,269)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,034,611	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(13,844)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,034,611	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(13,844)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

370,314	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(5,186)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

816,855	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(11,440)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,259,867	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(23,808)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

2,761,372	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(38,673)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,224,377	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(23,137)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,738,388	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(15,284)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

Absolute Return 500 Fund	61

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$653,008	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(5,741)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,213,437	—	1/12/34	5.00% (1 month	Synthetic TRS Index	(20,332)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

4,416,721	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(61,855)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,147,619	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(59,480)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,168,414	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(22,079)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

398,838	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(5,586)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

374,957	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(3,506)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

737,166	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(6,892)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

90,779	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(442)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

571,922	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(10,808)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,615,316	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(32,716)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

774,911	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(7,245)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

462,947	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(4,328)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,549,823	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(14,490)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,031,462	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(19,491)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

336,423	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(1,638)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

62	Absolute Return 500 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$3,507,902	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$(49,128)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

188,845	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(2,645)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,381,296	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(20,936)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

219,553	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(1,069)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

336,664	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(1,639)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

111,700	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(982)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

297,827	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(2,618)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

847,837	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(11,874)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

326,684	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(1,590)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

653,368	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(3,181)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

442,593	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(2,155)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,200,939	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(16,819)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

735,710	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(10,303)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,410,439	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(19,753)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,047,994	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(14,677)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

252,618	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(1,230)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

Absolute Return 500 Fund	63

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$1,683,560	$—	1/12/38	6.50% (1 month	Synthetic TRS Index	$(8,196)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

2,482,701	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(33,220)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,394,009	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	33,528
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

1,603,982	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(21,462)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,372,704	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	25,940
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

602,928	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	8,444
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

1,478,171	—	1/12/41	3.50% (1 month	Synthetic TRS Index	(16,009)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

3,034,544	—	1/12/38	(6.50%) 1 month	Synthetic TRS Index	14,773
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

2,884,670	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(26,970)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,234,380	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(17,287)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,207,088	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(22,810)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

2,525,807	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	35,373
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

2,469,684	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(46,669)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,346,315	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(25,441)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,364,211	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(19,106)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,033,039	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(28,472)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

64	Absolute Return 500 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
	$839,001	$—	1/12/41	4.50% (1 month	Synthetic TRS Index	$(15,855)
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	875,869	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(12,266)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	7,300,000	—	7/19/23	(2.58%)	USA Non Revised	(55,626)
					Consumer Price
					Index-Urban (CPI-U)

	1,747,616	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	33,025
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

	524,148	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	9,905
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

	3,558,556	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	49,837
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	3,558,064	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	49,830
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	2,201,240	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	41,597
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

JPMorgan Chase Bank N.A.
	1,261,920	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(17,673)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,814,044	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(34,280)
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	2,760,434	—	1/12/39	(6.00%) 1 month	Synthetic TRS Index	25,809
				USD-LIBOR	6.00% 30 year Fannie
					Mae pools

	297,530	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	4,167
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

UBS AG
baskets	488,285	—	5/19/14	(3 month USD-	A basket	(399,906)
				LIBOR-BBA plus	(UBSEMBSK) of
				0.90%)	common stocks

shares	314,065	—	7/18/14	1 month USD-	Vanguard Index	193,786
				LIBOR-BBA minus	Funds — MSCI
				0.45%	Emerging Markets
					ETF

Absolute Return 500 Fund	65

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

UBS AG cont.
units	92,374	$—	5/19/14	3 month USD-	MSCI Emerging	$(3,492,434)
				LIBOR-BBA plus	Markets TR Net USD
				0.20%

units	20,545	—	5/19/14	3 month USD-	MSCI Emerging	(56,845)
				LIBOR-BBA plus	Markets TR Net USD
				0.10%

Total		$6,170				$(6,256,973)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/13

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
CMBX NA	BBB–/P	$4,580	$67,000	5/11/63	300 bp	$739
BBB Index

CMBX NA	BBB–/P	8,798	146,000	5/11/63	300 bp	430
BBB Index

CMBX NA	BBB–/P	18,088	293,000	5/11/63	300 bp	1,294
BBB Index

CMBX NA	BBB–/P	17,271	303,000	5/11/63	300 bp	(96)
BBB Index

Barclays Bank PLC
CMBX NA	BBB–/P	26,163	236,000	5/11/63	300 bp	12,636
BBB Index

Credit Suisse International
CMBX NA	BBB–/P	1,146	39,000	5/11/63	300 bp	(1,089)
BBB Index

CMBX NA	BBB–/P	15,156	124,000	5/11/63	300 bp	8,049
BBB Index

CMBX NA	BBB–/P	12,027	124,000	5/11/63	300 bp	4,920
BBB Index

CMBX NA	BBB–/P	2,468	129,000	5/11/63	300 bp	(4,926)
BBB Index

CMBX NA	BBB–/P	1,179	152,000	5/11/63	300 bp	(7,533)
BBB Index

CMBX NA	BBB–/P	15,760	198,000	5/11/63	300 bp	4,411
BBB Index

CMBX NA	BBB–/P	28,021	248,000	5/11/63	300 bp	13,806
BBB Index

CMBX NA	BBB–/P	16,841	256,000	5/11/63	300 bp	2,167
BBB Index

CMBX NA	BBB–/P	19,821	256,000	5/11/63	300 bp	5,148
BBB Index

66	Absolute Return 500 Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/13 cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International cont.
CMBX NA	BBB–/P	$20,426	$256,000	5/11/63	300 bp	$5,754
BBB Index

CMBX NA	BBB–/P	7,820	257,000	5/11/63	300 bp	(6,911)
BBB Index

CMBX NA	BBB–/P	4,546	258,000	5/11/63	300 bp	(10,242)
BBB Index

CMBX NA	BBB–/P	4,148	270,000	5/11/63	300 bp	(11,327)
BBB Index

CMBX NA	BBB–/P	21,635	297,000	5/11/63	300 bp	4,612
BBB Index

CMBX NA	BBB–/P	3,529	304,000	5/11/63	300 bp	(13,895)
BBB Index

CMBX NA	BBB–/P	32,878	429,000	5/11/63	300 bp	8,289
BBB Index

CMBX NA	BBB–/P	21,503	524,000	5/11/63	300 bp	(8,531)
BBB Index

CMBX NA	BBB–/P	333	3,000	5/11/63	300 bp	161
BBB Index

CMBX NA	BBB–/P	5,690	73,000	5/11/63	300 bp	1,506
BBB Index

CMBX NA	BBB–/P	10,094	116,000	5/11/63	300 bp	3,445
BBB Index

CMBX NA	BBB–/P	10,017	116,000	5/11/63	300 bp	3,368
BBB Index

CMBX NA	BBB–/P	11,629	120,000	5/11/63	300 bp	4,751
BBB Index

CMBX NA	BBB–/P	37,934	356,000	5/11/63	300 bp	17,530
BBB Index

CMBX NA	BBB–/P	49,639	470,000	5/11/63	300 bp	22,701
BBB Index

Total		$429,140				$61,167

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2013. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

Absolute Return 500 Fund	67

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/13

		Upfront			Payments
		premium		Termi-	received	Unrealized
		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

NA HY Series 21	B+/P	$(1,049,316)	$18,750,000	12/20/18	500 bp	$227,893
Index

NA HY Series 21	B+/P	(434,296)	7,720,000	12/20/18	500 bp	91,573
Index

NA HY Series 21	B+/P	(613,830)	11,030,000	12/20/18	500 bp	137,509
Index

Total		$(2,097,442)				$456,975

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2013. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$6,237,946	$—	$—

Capital goods	10,189,896	—	—

Communication services	7,543,198	—	—

Conglomerates	17,599,948	—	—

Consumer cyclicals	40,518,669	—	—

Consumer staples	29,998,494	—	—

Energy	20,489,350	—	—

Financials	38,106,608	—	—

Health care	31,969,026	—	—

Technology	37,314,132	—	—

Transportation	5,503,929	—	—

Utilities and power	6,300,031	—	—

Total common stocks	251,771,227	—	—

68	Absolute Return 500 Fund

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Commodity linked notes	$—	$14,455,816	$—

Corporate bonds and notes	—	101,703,622	—

Foreign government and agency bonds and notes	—	3,704,826	—

Investment companies	673,956	—	—

Mortgage-backed securities	—	120,991,263	—

Purchased options outstanding	—	3,576,478	—

Senior loans	—	83,787,647	—

U.S. government and agency mortgage obligations	—	70,006,710	—

Short-term investments	115,262,755	158,453,626	—

Totals by level	$367,707,938	$556,679,988	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(1,149,006)	$—

Futures contracts	(1,034,595)	—	—

Written options outstanding	—	(422,580)	—

Forward premium swap option contracts	—	2,700	—

TBA sale commitments	—	(17,636,876)	—

Interest rate swap contracts	—	(3,211,817)	—

Total return swap contracts	—	(6,263,143)	—

Credit default contracts	—	2,186,444	—

Totals by level	$(1,034,595)	$(26,494,278)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Absolute Return 500 Fund	69

Statement of assets and liabilities 10/31/13

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $759,610,021)	$833,485,171
Affiliated issuers (identified cost $90,902,755) (Notes 1 and 5)	90,902,755

Cash	1,123,810

Foreign currency (cost $18,915) (Note 1)	16,220

Dividends, interest and other receivables	3,636,055

Receivable for shares of the fund sold	3,896,034

Receivable for investments sold	2,673,487

Receivable for sales of delayed delivery securities (Note 1)	18,174,322

Receivable for variation margin (Note 1)	459,122

Unrealized appreciation on forward premium swap option contracts (Note 1)	2,700

Unrealized appreciation on forward currency contracts (Note 1)	766,602

Unrealized appreciation on OTC swap contracts (Note 1)	8,736,470

Total assets	963,872,748

LIABILITIES

Payable for investments purchased	5,119,131

Payable for purchases of delayed delivery securities (Note 1)	59,581,328

Payable for shares of the fund repurchased	2,687,757

Payable for compensation of Manager (Note 2)	475,689

Payable for custodian fees (Note 2)	25,046

Payable for investor servicing fees (Note 2)	172,671

Payable for Trustee compensation and expenses (Note 2)	65,403

Payable for administrative services (Note 2)	3,073

Payable for distribution fees (Note 2)	275,884

Payable for variation margin (Note 1)	704,131

Unrealized depreciation on OTC swap contracts (Note 1)	15,059,926

Premium received on OTC swap contracts (Note 1)	435,310

Unrealized depreciation on forward currency contracts (Note 1)	1,915,608

Written options outstanding, at value (premiums $462,329) (Notes 1 and 3)	422,580

TBA sale commitments, at value (proceeds receivable $17,661,582) (Note 1)	17,636,876

Collateral on certain derivative contracts, at value (Note 1)	24,360,000

Other accrued expenses	190,783

Total liabilities	129,131,196

Net assets	$834,741,552

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$777,848,917

Undistributed net investment income (Note 1)	12,937,852

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(20,304,121)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	64,258,904

Total — Representing net assets applicable to capital shares outstanding	$834,741,552

(Continued on next page)

70	Absolute Return 500 Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($378,439,646 divided by 32,791,063 shares)	$11.54

Offering price per class A share (100/94.25 of $11.54)*	$12.24

Net asset value and offering price per class B share ($37,350,630 divided by 3,282,185 shares)**	$11.38

Net asset value and offering price per class C share ($185,562,391 divided by 16,327,850 shares)**	$11.36

Net asset value and redemption price per class M share ($7,028,802 divided by 614,842 shares)	$11.43

Offering price per class M share (100/96.50 of $11.43)*	$11.84

Net asset value, offering price and redemption price per class R share
($4,058,128 divided by 353,948 shares)	$11.47

Net asset value, offering price and redemption price per class R5 share
($10,483 divided by 902 shares)	$11.62

Net asset value, offering price and redemption price per class R6 share
($4,411,449 divided by 379,504 shares)	$11.62

Net asset value, offering price and redemption price per class Y share
($217,880,023 divided by 18,788,911 shares)	$11.60

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Absolute Return 500 Fund	71

Statement of operations Year ended 10/31/13

INVESTMENT INCOME

Interest (net of foreign tax of $3,358) (including interest income of $68,528 from investments
in affiliated issuers) (Note 5)	$17,355,285

Dividends (net of foreign tax of $42,553)	6,345,410

Total investment income	23,700,695

EXPENSES

Compensation of Manager (Note 2)	5,754,561

Investor servicing fees (Note 2)	1,086,858

Custodian fees (Note 2)	87,255

Trustee compensation and expenses (Note 2)	68,870

Distribution fees (Note 2)	3,256,105

Administrative services (Note 2)	24,331

Other	327,399

Fees waived and reimbursed by Manager (Note 2)	(172,340)

Total expenses	10,433,039

Expense reduction (Note 2)	(12,569)

Net expenses	10,420,470

Net investment income	13,280,225

Net realized gain on investments (Notes 1 and 3)	5,106,126

Net realized loss on swap contracts (Note 1)	(3,159,325)

Net realized loss on futures contracts (Note 1)	(5,679,011)

Net realized gain on foreign currency transactions (Note 1)	3,862,694

Net realized loss on written options (Notes 1 and 3)	(12,399,646)

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(1,284,197)

Net unrealized appreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the year	19,851,819

Net gain on investments	6,298,460

Net increase in net assets resulting from operations	$19,578,685

The accompanying notes are an integral part of these financial statements.

72	Absolute Return 500 Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 10/31/13	Year ended 10/31/12

Operations:
Net investment income	$13,280,225	$12,453,430

Net realized loss on investments
and foreign currency transactions	(12,269,162)	(2,594,124)

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	18,567,622	46,445,072

Net increase in net assets resulting from operations	19,578,685	56,304,378

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(2,331,903)	(12,281,857)

Class B	—	(780,437)

Class C	—	(4,306,052)

Class M	(12,537)	(194,367)

Class R	(7,312)	(39,758)

Class R5	(72)	—

Class R6	(76)	—

Class Y	(1,954,082)	(6,202,628)

Decrease from capital share transactions (Note 4)	(9,116,400)	(32,057,477)

Total increase in net assets	6,156,303	441,802

NET ASSETS

Beginning of year	828,585,249	828,143,447

End of year (including undistributed net investment income
of $12,937,852 and $2,118,818, respectively)	$834,741,552	$828,585,249

The accompanying notes are an integral part of these financial statements.

Absolute Return 500 Fund	73

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)

Class A
October 31, 2013	$11.33	.20	.08	.28	(.07)	—	(.07)	—	$11.54	2.49	$378,440	1.11	1.72	189 [f]
October 31, 2012	10.89	.18	.59	.77	(.33)	—	(.33)	—	11.33	7.25	376,219	1.14	1.67	150 [f]
October 31, 2011	10.93	.29	(.05)	.24	(.23)	(.05)	(.28)	—	10.89	2.21	411,424	1.16	2.68	144 [f]
October 31, 2010	10.78	.30	.04	.34	(.11)	(.08)	(.19)	— [e]	10.93	3.19	325,723	1.47	2.73	240 [f]
October 31, 2009†	10.00	.21	.57	.78	—	—	—	— [e]	10.78	7.80 *	115,989	1.28 *	1.96 *	63 *

Class B
October 31, 2013	$11.18	.11	.09	.20	—	—	—	—	$11.38	1.79	$37,351	1.86	.97	189 [f]
October 31, 2012	10.75	.10	.58	.68	(.25)	—	(.25)	—	11.18	6.47	37,009	1.89	.91	150 [f]
October 31, 2011	10.81	.21	(.05)	.16	(.17)	(.05)	(.22)	—	10.75	1.44	33,914	1.91	1.94	144 [f]
October 31, 2010	10.71	.21	.05	.26	(.08)	(.08)	(.16)	— [e]	10.81	2.37	27,263	2.22	1.97	240 [f]
October 31, 2009†	10.00	.16	.55	.71	—	—	—	— [e]	10.71	7.10 *	12,283	1.92 *	1.48 *	63 *

Class C
October 31, 2013	$11.17	.11	.08	.19	—	—	—	—	$11.36	1.70	$185,562	1.86	.97	189 [f]
October 31, 2012	10.74	.10	.58	.68	(.25)	—	(.25)	—	11.17	6.52	185,116	1.89	.91	150 [f]
October 31, 2011	10.80	.21	(.05)	.16	(.17)	(.05)	(.22)	—	10.74	1.45	184,129	1.91	1.91	144 [f]
October 31, 2010	10.72	.21	.04	.25	(.09)	(.08)	(.17)	— [e]	10.80	2.30	136,725	2.22	1.98	240 [f]
October 31, 2009†	10.00	.17	.55	.72	—	—	—	— [e]	10.72	7.20 *	42,453	1.92 *	1.59 *	63 *

Class M
October 31, 2013	$11.23	.14	.08	.22	(.02)	—	(.02)	—	$11.43	1.95	$7,029	1.61	1.22	189 [f]
October 31, 2012	10.80	.13	.58	.71	(.28)	—	(.28)	—	11.23	6.72	7,554	1.64	1.16	150 [f]
October 31, 2011	10.84	.24	(.05)	.19	(.18)	(.05)	(.23)	—	10.80	1.75	7,650	1.66	2.18	144 [f]
October 31, 2010	10.73	.24	.05	.29	(.10)	(.08)	(.18)	— [e]	10.84	2.69	6,270	1.97	2.22	240 [f]
October 31, 2009†	10.00	.20	.53	.73	—	—	—	— [e]	10.73	7.30 *	2,164	1.71 *	1.83 *	63 *

Class R
October 31, 2013	$11.26	.16	.10	.26	(.05)	—	(.05)	—	$11.47	2.30	$4,058	1.36	1.44	189 [f]
October 31, 2012	10.83	.15	.58	.73	(.30)	—	(.30)	—	11.26	6.96	1,812	1.39	1.40	150 [f]
October 31, 2011	10.88	.26	(.05)	.21	(.21)	(.05)	(.26)	—	10.83	1.95	1,432	1.41	2.41	144 [f]
October 31, 2010	10.76	.27	.04	.31	(.11)	(.08)	(.19)	— [e]	10.88	2.91	979	1.72	2.47	240 [f]
October 31, 2009†	10.00	.22	.54	.76	—	—	—	— [e]	10.76	7.60 *	239	1.49 *	2.01 *	63 *

Class R5
October 31, 2013	$11.38	.23	.09	.32	(.08)	—	(.08)	—	$11.62	2.84	$10.86		1.97	189 [f]
October 31, 2012‡	11.16	.07	.15	.22	—	—	—	—	11.38	1.97 *	10	.29 *	.60 *	150 [f]

Class R6
October 31, 2013	$11.38	.21 [g]	.12	.33	(.09)	—	(.09)	—	$11.62	2.88	$4,411.80		1.80 [g]	189 [f]
October 31, 2012‡	11.16	.07	.15	.22	—	—	—	—	11.38	1.97 *	10	.28 *	.62 *	150 [f]

Class Y
October 31, 2013	$11.38	.23	.09	.32	(.10)	—	(.10)	—	$11.60	2.83	$217,880.86		1.98	189 [f]
October 31, 2012	10.94	.21	.58	.79	(.35)	—	(.35)	—	11.38	7.48	220,855.89		1.91	150 [f]
October 31, 2011	10.97	.32	(.05)	.27	(.25)	(.05)	(.30)	—	10.94	2.49	189,594.91		2.93	144 [f]
October 31, 2010	10.81	.32	.05	.37	(.13)	(.08)	(.21)	— [e]	10.97	3.40	152,292	1.22	2.97	240 [f]
October 31, 2009†	10.00	.27	.54	.81	—	—	—	— [e]	10.81	8.10 *	67,250	1.06 *	2.45 *	63 *

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

74	Absolute Return 500 Fund	Absolute Return 500 Fund	75

Financial highlights (Continued)

* Not annualized.

† For the period December 23, 2008 (commencement of operations) to October 31, 2009.

‡ For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements and/or brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09

Class A	0.02%	0.09%	0.12%	0.02%	0.33%

Class B	0.02	0.09	0.12	0.02	0.33

Class C	0.02	0.09	0.12	0.02	0.33

Class M	0.02	0.09	0.12	0.02	0.33

Class R	0.02	0.09	0.12	0.02	0.33

Class R5	0.03	0.02	—	—	—

Class R6	—	—	—	—	—

Class Y	0.02	0.09	0.12	0.02	0.33

e Amount represents less than $0.01 per share.

f Portfolio turnover excludes TBA purchase and sale transactions.

g The net investment income ratio and per share amount shown for the period ending April 30, 2013 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

76	Absolute Return 500 Fund

Notes to financial statements 10/31/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2012 through October 31, 2013.

Putnam Absolute Return 500 Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek to earn a positive total return that exceeds the rate of inflation by 500 basis points (or 5.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. The fund is designed to pursue a consistent absolute return by combining two independent investment strategies — a beta strategy, which provides broad exposure to investment markets, and an alpha strategy, which seeks returns from active trading. The beta strategy seeks to balance risk and to provide positive total return by investing, without limit, in many different asset classes, including U.S., international, and emerging markets equity securities (growth or value stocks or both) and fixed-income securities; mortgage- and asset-backed securities; high yield securities (sometimes referred to as “junk bonds”); inflation-protected securities; commodities; and real estate investment trusts. The alpha strategy involves the potential use of active trading strategies designed to provide additional total return through active security selection, tactical asset allocation, currency transactions and options transactions. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, balanced portfolios with significant exposure to both stocks and bonds. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks when deciding whether to buy or sell fixed-income investments. Putnam Management may also take into account general market conditions when making investment decisions.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Absolute Return 500 Fund	77

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

78	Absolute Return 500 Fund

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance the return on securities owned and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap option contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums is factored into the daily valuation of the option contracts.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Absolute Return 500 Fund	79

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum

80	Absolute Return 500 Fund

risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes an upfront payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the close of the contract. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties are settled through a central clearing agent through variation margin payments. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $132,504 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts

Absolute Return 500 Fund	81

outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $7,753,391 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $8,104,364.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

82	Absolute Return 500 Fund

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At October 31, 2013, the fund had a capital loss carryover of $20,923,894 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$20,557,302	$—	$20,557,302	*

366,592	N/A	366,592	October 31, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses, realized gains and losses on certain futures contracts, income on swap contracts and interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $1,844,791 to increase undistributed net investment income and $1,844,791 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$80,170,896
Unrealized depreciation	(6,745,101)

Net unrealized appreciation	73,425,795
Undistributed ordinary income	6,583,198
Capital loss carryforward	(20,923,894)
Cost for federal income tax purposes	$850,948,043

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of

Absolute Return 500 Fund	83

most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.880%	of the first $5 billion,	0.680%	of the next $50 billion,

0.830%	of the next $5 billion,	0.660%	of the next $50 billion,

0.780%	of the next $10 billion,	0.650%	of the next $100 billion and

0.730%	of the next $10 billion,	0.645%	of any excess thereafter.

Following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management, the Trustees of the fund approved an interim management contract with Putnam Management. Consistent with Rule 15a–4 under the Investment Company Act of 1940, the interim management contract will remain in effect until the earlier to occur of (i) approval by the fund’s shareholders of a new management contract and (ii) March 7, 2014. Except with respect to termination, the substantive terms of the interim management contract, including terms relating to fees payable to Putnam Management, are identical to the terms of the fund’s previous management contract with Putnam Management. The Trustees of the fund also approved the continuance, effective October 8, 2013, of the sub-management contract between Putnam Management and Putnam Investments Limited (PIL) and of the sub-advisory contract between Putnam Management, PIL and The Putnam Advisory Company, LLC (PAC) described below, for a term no longer than March 7, 2014. The Trustees of the fund have called a shareholder meeting for February 27, 2014, at which shareholders of the fund will consider approval of a proposed new management contract between the fund and Putnam Management. The substantive terms of the proposed new management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract.

Commencing with the fund’s thirteenth whole calendar month of operation (January 2010), the applicable base fee was increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Bank of America Merrill Lynch U.S. Treasury Bill Index plus 5.00% over the performance period. The maximum annualized performance adjustment rate is +/– 0.20%. The performance period is the thirty-six month period then ended or, if the fund has not then operated for thirty-six whole calendar months, the period from the date the fund commenced operations to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.731% of the fund’s average net assets before a decrease of $371,645 (0.044% of the fund’s average net assets) based on performance.

Putnam Management has agreed to limit the fund’s total expenses through June 30, 2014, to the extent that the total expenses of the fund (before performance adjustments to the fund’s management fee and excluding brokerage, interest, taxes, investment related expenses, extraordinary expenses, acquired fund fees and expenses and payments under each fund’s distribution plans) will not exceed an annual rate of 0.90% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $172,340 as a result of this limit. This expense limitation remains in place under the interim management contract described above.

Putnam Management has also contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest,

84	Absolute Return 500 Fund

taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit. This expense limitation remains in place under the interim management contract described above.

PIL, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

PAC, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$493,086	Class R5	16

Class B	48,938	Class R6	1,349

Class C	242,539	Class Y	288,823

Class M	9,655	Total	$1,086,858

Class R	2,452

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,183 under the expense offset arrangements and by $11,386 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $570, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Absolute Return 500 Fund	85

The fund has adopted distribution plans (the Plans) with respect to its class  A, class  B, class  C, class  M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$948,920	Class M	55,567

Class B	376,590	Class R	9,461

Class C	1,865,567	Total	$3,256,105

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $151,868 and $4,149 from the sale of class A and class M shares, respectively, and received $33,787 and $8,809 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $64 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $1,121,836,704 and $1,098,537,030, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $4,631,250 and $4,632,031, respectively.

Written option transactions during the reporting period are summarized as follows:

	Written swap
	option contract	Written swap	Written option	Written option
	amounts	option premiums	contract amounts	premiums

Written options outstanding
at the beginning of the
reporting period	$15,838,000	$304,882	2,339,222	$3,247,125

Options opened	168,873,000	—	49,469,367	6,483,925
Options exercised	(12,058,000)	—	—	—
Options expired	—	—	(43,219,080)	(5,134,265)
Options closed	(163,653,000)	(304,882)	(7,258,379)	(4,134,456)

Written options outstanding at
the end of the reporting period	$9,000,000	$—	1,331,130	$462,329

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 10/31/13		Year ended 10/31/12

Class A	Shares	Amount	Shares	Amount

Shares sold	11,867,768	$135,477,989	9,142,486	$100,772,649

Shares issued in connection with
reinvestment of distributions	189,656	2,120,350	1,049,067	11,046,680

	12,057,424	137,598,339	10,191,553	111,819,329

Shares repurchased	(12,476,767)	(142,403,974)	(14,770,433)	(161,904,528)

Net decrease	(419,343)	$(4,805,635)	(4,578,880)	$(50,085,199)

86	Absolute Return 500 Fund

	Year ended 10/31/13		Year ended 10/31/12

Class B	Shares	Amount	Shares	Amount

Shares sold	545,604	$6,150,883	622,062	$6,798,321

Shares issued in connection with
reinvestment of distributions	—	—	67,114	702,014

	545,604	6,150,883	689,176	7,500,335

Shares repurchased	(572,500)	(6,463,863)	(533,534)	(5,809,133)

Net increase (decrease)	(26,896)	$(312,980)	155,642	$1,691,202

	Year ended 10/31/13		Year ended 10/31/12

Class C	Shares	Amount	Shares	Amount

Shares sold	4,066,301	$45,798,121	3,645,259	$39,732,342

Shares issued in connection with
reinvestment of distributions	—	—	347,482	3,627,711

	4,066,301	45,798,121	3,992,741	43,360,053

Shares repurchased	(4,311,811)	(48,602,199)	(4,556,105)	(49,519,806)

Net decrease	(245,510)	$(2,804,078)	(563,364)	$(6,159,753)

	Year ended 10/31/13		Year ended 10/31/12

Class M	Shares	Amount	Shares	Amount

Shares sold	126,208	$1,423,914	123,669	$1,358,249

Shares issued in connection with
reinvestment of distributions	1,124	12,494	18,394	192,588

	127,332	1,436,408	142,063	1,550,837

Shares repurchased	(185,402)	(2,096,280)	(177,781)	(1,947,794)

Net decrease	(58,070)	$(659,872)	(35,718)	$(396,957)

	Year ended 10/31/13		Year ended 10/31/12

Class R	Shares	Amount	Shares	Amount

Shares sold	257,625	$2,934,871	64,873	$712,493

Shares issued in connection with
reinvestment of distributions	657	7,312	3,794	39,758

	258,282	2,942,183	68,667	752,251

Shares repurchased	(65,272)	(735,932)	(40,035)	(434,000)

Net increase	193,010	$2,206,251	28,632	$318,251

	Year ended 10/31/13		Year ended 10/31/12

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	896	$10,000

Shares issued in connection with
reinvestment of distributions	6	72	—	—

	6	72	896	10,000

Shares repurchased	—	—	—	—

Net increase	6	$72	896	$10,000

Absolute Return 500 Fund	87

	Year ended 10/31/13		Year ended 10/31/12

Class R6	Shares	Amount	Shares	Amount

Shares sold	436,734	$5,073,276	896	$10,000

Shares issued in connection with
reinvestment of distributions	7	76	—	—

	436,741	5,073,352	896	10,000

Shares repurchased	(58,133)	(673,006)	—	—

Net increase	378,608	$4,400,346	896	$10,000

	Year ended 10/31/13		Year ended 10/31/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	10,440,238	$119,757,353	10,459,621	$115,043,276

Shares issued in connection with
reinvestment of distributions	133,162	1,492,750	435,403	4,593,504

	10,573,400	121,250,103	10,895,024	119,636,780

Shares repurchased	(11,185,969)	(128,390,607)	(8,827,003)	(97,081,801)

Net increase (decrease)	(612,569)	$(7,140,504)	2,068,021	$22,554,979

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	902	100.0%	$10,483

Class R6	903	0.2	$10,493

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$92,324,710	$78,124,297	$170,449,007	$30,970	$—

Putnam Short Term
Investment Fund*	—	402,938,297	312,035,542	37,558	90,902,755

Totals	$92,324,710	$481,062,594	$482,484,549	$68,528	$90,902,755

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

88	Absolute Return 500 Fund

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	1,400,000

Purchased TBA commitment option contracts (contract amount)	$2,300,000

Purchased swap option contracts (contract amount)	$68,200,000

Written equity option contracts (contract amount)	6,200,000

Written TBA commitment option contracts (contract amount)	—*

Written swap option contracts (contract amount)	$34,600,000

Futures contracts (number of contracts)	2,000

Forward currency contracts (contract amount)	$334,300,000

OTC interest rate swap contracts (notional)	$470,200,000

Centrally cleared interest rate swap contracts (notional)	$114,400,000

OTC total return swap contracts (notional)	$734,800,000

OTC credit default swap contracts (notional)	$55,200,000

Centrally cleared credit default contracts (notional)	$8,700,000

* For the reporting period, the transaction volume was minimal.

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Receivables, Net
assets — Unrealized
Credit contracts	appreciation	$2,554,417*	Payables	$367,973

Foreign exchange
contracts	Receivables	766,602	Payables	1,915,608

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Equity contracts	appreciation	11,783,347*	depreciation	14,896,368*

Investments,
	Receivables,Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	2,206,796*	depreciation	6,446,732*

Total		$17,311,162		$23,626,681

* Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Absolute Return 500 Fund	89

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$32,029	$32,029

Foreign exchange
contracts	—	—	3,645,990	—	$3,645,990

Equity contracts	(23,285,696)	2,593,672	—	(6,730,635)	$(27,422,659)

Interest rate contracts	(1,532,896)	(8,272,683)	—	3,539,281	$(6,266,298)

Total	$(24,818,592)	$(5,679,011)	$3,645,990	$(3,159,325)	$(30,010,938)

Change in unrealized appreciation of (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$2,052,632	$2,052,632

Foreign exchange
contracts	—	—	(1,312,211)	—	$(1,312,211)

Equity contracts	(156,413)	(1,117,860)	—	(6,294,681)	$(7,568,954)

Interest rate contracts	928,147	695,122	—	(3,185,973)	$(1,562,704)

Total	$771,734	$(422,738)	$(1,312,211)	$(7,428,022)	$(8,391,237)

Note 9: New accounting pronouncement

In January 2013, ASU 2013–01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” amended ASU No. 2011–11, “Disclosures about Offsetting Assets and Liabilities.” The ASUs create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASUs 2013–01 and 2011–11 and their impact, if any, on the fund’s financial statements.

90	Absolute Return 500 Fund

Federal tax information (Unaudited)

The fund designated 59.39% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 67.81%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2014 will show the tax status of all distributions paid to your account in calendar 2013.

Absolute Return 500 Fund	91

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado. Member of the Investment Committee, the Denver Foundation.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

92	Absolute Return 500 Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2013, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Absolute Return 500 Fund	93

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting and
2010); Senior Financial Analyst, Old Mutual Asset	Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

94	Absolute Return 500 Fund

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Absolute Return 500 Fund	95

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds:
George Putnam Balanced Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

96	Absolute Return 500 Fund

Absolute Return	Putnam RetirementReady® Funds — portfolios
Absolute Return 100 Fund®	with automatically adjusting allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market instruments,
Absolute Return 500 Fund®	becoming more conservative over time.
Absolute Return 700 Fund®
RetirementReady 2055 Fund
Global Sector	RetirementReady 2050 Fund
Global Consumer Fund	RetirementReady 2045 Fund
Global Energy Fund	RetirementReady 2040 Fund
Global Financials Fund	RetirementReady 2035 Fund
Global Health Care Fund	RetirementReady 2030 Fund
Global Industrials Fund	RetirementReady 2025 Fund
Global Natural Resources Fund	RetirementReady 2020 Fund
Global Sector Fund	RetirementReady 2015 Fund
Global Technology Fund
Global Telecommunications Fund	Putnam Retirement Income Lifestyle
Global Utilities Fund	Funds — portfolios with managed
allocations to stocks, bonds, and money
Asset Allocation	market investments to generate
Putnam Global Asset Allocation Funds —	retirement income.
portfolios with allocations to stocks, bonds,
and money market instruments that are	Retirement Income Fund Lifestyle 1
adjusted dynamically within specified ranges	Retirement Income Fund Lifestyle 2
as market conditions change.	Retirement Income Fund Lifestyle 3

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation
Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Absolute Return 500 Fund	97

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Investment Sub-Advisor	Robert E. Patterson	and Assistant Treasurer
The Putnam Advisory	George Putnam, III
Company, LLC	Robert L. Reynolds	Susan G. Malloy
One Post Office Square	W. Thomas Stephens	Vice President and
Boston, MA 02109		Assistant Treasurer
Officers
Marketing Services	Robert L. Reynolds	James P. Pappas
Putnam Retail Management	President	Vice President
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President and
Custodian	Principal Executive Officer, and	BSA Compliance Officer
State Street Bank	Compliance Liaison
and Trust Company		Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
Legal Counsel	Vice President and	Proxy Voting and Corporate
Ropes & Gray LLP	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Auditors	Robert T. Burns
PricewaterhouseCoopers LLP	Vice President and
Chief Legal Officer

98	Absolute Return 500 Fund

This report is for the information of shareholders of Putnam Absolute Return 500 Fund®. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Absolute Return 500 Fund	99

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100	Absolute Return 500 Fund

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

PROUD SPONSOR

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN110
284333 12/13

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2013	$113,604	$ —	$14,640	$ —
October 31, 2012	$154,468	$ —	$14,706	$1,679

For the fiscal years ended October 31, 2013 and October 31, 2012, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $164,640 and $255,895 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2013	$ —	$150,000	$ —	$ —

October 31, 2012	$ —	$122,500	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 27, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 27, 2013